GLOBALCUSTODYAGREEMENT

     ThisAmendedandRestated Agreement, datedJune25,2001, is betweenTHE

CHASEMANHATTANBANK("Bank"), aNewYorkbanking corporation witha placeof business at4 MetroTech Center, Brooklyn, NewYork 11245; andeach ofthe open-endmanagement investmentcompanieslistedonExhibit1ofthis Agreement, registeredwiththeU.S.SecuritiesandExchangeCommissionunderthe Investment CompanyActof1940, organized asDelaware business trusts(eacha "Trust"), severallyandforandonbehalfofcertainoftheirrespectiveportfolios listed onExhibit1(eacha"Fund"),eachTrustandtheirrespectiveFundswith aplace ofbusinessatP.O.Box2600, ValleyForge,PA19482.EachTrustfor whichBank servesascustodianunderthisAgreement, shall individuallybe referredtoas "Customer".

1.INTENTIONOFTHEPARTIES;DEFINITIONS

1.1 INTENTIONOFTHEPARTIES.

     (a)ThisAgreementsetsoutthetermsgoverning custodial, settlementand certainother associated services offeredbyBanktoCustomer. Bank shallbe responsible fortheperformanceofonlythosedutiesthataresetforth inthis Agreementorexpressly containedin Instructions thatareconsistent withthe provisionsofthisAgreementandwithBank'soperationsandprocedures. Customer acknowledges thatBankisnotprovidinganylegal,taxorinvestment advicein providingtheserviceshereunder.

     (b)Investinginforeignmarketsmaybeariskyenterprise. The holdingof Global Assetsandcashinforeign jurisdictions mayinvolve risksof lossor otherspecialfeatures. Bankshallnotbeliableforanylossthat resultsfrom thegeneralrisksofinvestingorCountryRisk.

1.2	DEFINITIONS.
(a) As used herein, the following terms have the meaning
hereinafter	stated.

     "ACCOUNT"hasthemeaningsetforthinSection2.1ofthis Agreement.

"AFFILIATE" meansanentity
common
controlwith,Bank.

controlling,

controlled

by,orunder

"AFFILIATEDSUBCUSTODIAN"meansaSubcustodianthatisanAffiliate.

     "APPLICABLE LAW" meansany statute, whether national, stateor local, applicable inthe United Statesoranyother country, therules ofthe treatyestablishingtheEuropeanCommunity, otherapplicable treaties,any otherlaw,rule,regulationor

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     interpretationofanygovernmental entity, anyapplicablecommon law,and any decree, injunction, judgment, order, ruling, or writ of any governmentalentity.

     "AUTHORIZED PERSON"meansanyperson (includinganinvestment manageror otheragent)whohasbeendesignatedbywrittennoticefromCustomer orits designatedagenttoactonbehalfofCustomerhereunder.Such personsshall continue tobe Authorized Persons until such time as Bank receives Instructions fromCustomeroritsdesignatedagentthatanysuch personis nolongeranAuthorizedPerson.

     "BANK INDEMNITEES" meansBank,its Subcustodians, andtheir respective nominees,directors,officers,employeesandagents.

     "BANK'S LONDON BRANCH" means the London branch office ofThe Chase ManhattanBank.

"CASHACCOUNT"hasthemeaningsetforthinSection2.1(a)(ii).

     "CORPORATE ACTION" means any subscription right, bonus issue, stock repurchaseplan,redemption,exchange,tenderoffer,orsimilar matterwith respect toa Financial Assetinthe Securities Account that requires discretionaryactionbytheholder,butdoesnotincludeproxy voting.

     "COUNTRY RISK" means the risk of investing or holding assets ina particularcountryormarket, including,butnotlimitedto,risks arising from: nationalization, expropriationorothergovernmental actions; the country's financial infrastructure, including prevailing custody and settlement practices; laws applicabletothesafekeepingand recoveryof Financial Assetsandcashheldincustody; the regulationofthe banking and securities industries, including changesinmarketrules; currency restrictions,devaluationsorfluctuations;andmarketconditions affecting theorderlyexecutionofsecuritiestransactionsorthevalueof assets.

     "CUSTOMER" means individually eachTrustandtheir respective Fundsas listedonExhibit1hereto.

     "ENTITLEMENT HOLDER"meansthepersonnamedontherecordsofa Securities Intermediary astheperson havinga Securities Entitlement againstthe SecuritiesIntermediary.

     "FINANCIALASSET"means,asthecontext requires, eithertheasset itself orthemeansbywhicha person's claimtoitis evidenced, including a Security,asecuritycertificate, oraSecuritiesEntitlement. "Financial Asset"includesanyGlobalAssetsbutdoesnotincludecash.

     "FUND"meanseachportfolioofeachTrustandlistedonExhibit1 hereto.

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     "GLOBAL ASSET" meansany "Financial Asset"(a)forwhichthe principal trading marketis located outsideofthe United States; (b) forwhich presentmentforpaymentistobemadeoutsideoftheUnitedStates; or(c) whichisacquiredoutsideoftheUnitedStates.

     "INSTRUCTIONS"hasthemeaningsetforthinSection3.1ofthis Agreement.

     "LIABILITIES" means any liabilities, losses, claims, costs, damages, penalties, fines, obligations, or expenses of any kind whatsoever (including, without limitation, reasonable attorneys', accountants', consultants'orexperts'feesanddisbursements).

     "SECURITIES"meansstocks,bonds,rights,warrantsandother negotiableand

non-negotiable	instruments,	whether	issued in
certificated or
uncertificated	form,	that are commonly	traded or dealt in on
securities
exchanges or financial	markets. "Securities" also means other
obligations
of an issuer,	or shares, participations and interests in			an
issuer

     recognizedinthecountryinwhichitisissuedordealtinasa mediumfor investment andanyother property asmaybe acceptable toBank forthe SecuritiesAccount.

     "SECURITIES ACCOUNT" means each Securities custody account on Bank's recordstowhichFinancialAssetsareormaybecreditedpursuant hereto.

     "SECURITIES DEPOSITORY" hasthe meaningsetforthinSection5.1 ofthis Agreement.

     "SECURITIES ENTITLEMENT" meanstherights and property interest ofan EntitlementHolderwithrespecttoaFinancialAssetassetforthin Part5 ofArticle8oftheUniform Commercial CodeoftheStateofNew York, as thesamemaybeamendedfromtimetotime.

     "SECURITIES INTERMEDIARy" means Bank, a Subcustodian, a Securities

     Depository, andany other financial institution whichinthe ordinary courseofbusiness maintains custodyaccountsforothersandacts inthat capacity.

     "SUBCUSTODIAN" hasthe meaning set forthin Section 5.1and includes AffiliatedSubcustodians.

     "TRUST" meanseach open-end investment company organizedasa Delaware businesstrustandlistedonExhibit1hereto.

(b)	All terms in the singular shall have the same meaning

inthe pluralunlessthecontextotherwiseprovidesandvisaversa.

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2.WHATBANKISREQUIREDTODO

2.1	Set Up Accounts.
---	----------------
(a) Bank shall establish and maintain the following accounts
("Accounts"):

     (i) a Securities Accountinthenameof Customeronbehalf ofeach FundforFinancial Assets, whichmaybereceivedbyBank orits Subcustodian for the account of Customer, including as an EntitlementHolder;and

     (ii)anaccountinthenameofCustomer ("Cash Account")for anyand allcashinanycurrencyreceivedbyBankorits Subcustodianfor theaccountofCustomer.

Notwithstanding paragraph (ii), cashheldinrespectofthose markets where Customerisrequiredtohaveacashaccountinitsownnameheld directly with therelevant Subcustodianshallbeheldinthatmannerandshallnotbe partof theCashAccount. BankshallnotifyCustomerpriortotheestablishment ofsuch anaccount.

(b)	At the request of Customer, additional Accounts may be

openedin thefuture,whichshallbesubjecttothetermsofthisAgreement.

2.2	Cash Account.
---	-------------

     Exceptasotherwise providedinInstructions acceptabletoBank, allcash heldintheCashAccountshallbedeposited duringtheperioditis creditedto theAccountinoneormoredeposit accountsatBankoratBank'sLondon Branch.

AnycashsodepositedwithBank'sLondonBranchshallbepayable exclusivelyby Bank'sLondonBranchintheapplicablecurrency, subjecttocompliance withany ApplicableLaw,including, withoutlimitation,anyrestrictionson transactions intheapplicablecurrencyimposedbythecountryoftheapplicable currency.

2.3	Segregation of Assets; Nominee Name.
---	------------------------------------
	(a)	Bank shall identify in its records that Financial Assets
	credited	to

Customer's SecuritiesAccountbelongtoCustomeronbehalfofthe relevantFund (exceptasotherwisemaybeagreedbyBankandCustomer).

     (b)Totheextent permittedby Applicable Lawormarket practice, Bank shallrequireeach Subcustodian toidentifyinitsownrecordsthat Financial Assets creditedtoCustomer's Securities Accountbelongtocustomers ofBank, suchthatitisreadilyapparentthattheFinancialAssetsdonotbelong toBank ortheSubcustodian.

     (c)Bankisauthorized, inits discretion, toholdinbearer form, such Financial

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Assetsasare customarily heldinbearerformorare deliveredtoBank orits Subcustodianinbearerform;andtoregisterinthenameoftheCustomer, Bank,

aSubcustodian, aSecurities Depository, ortheirrespective nominees, such FinancialAssetsasarecustomarilyheldinregisteredform.Customer authorizes Bankorits SubcustodiantoholdFinancialAssetsinomnibusaccounts andshall acceptdeliveryofFinancial Assetsofthesameclassanddenomination asthose depositedwithBankoritsSubcustodian.

2.4	Settlement of Trades.
---	---------------------

     When Bank receives an Instruction directing settlement ofa tradein FinancialAssetsthatincludesallinformation requiredbyBank,Bank shalluse reasonablecaretoeffectsuchsettlementasinstructed.Settlementof purchases andsalesofFinancial Assetsshallbeconductedinaccordance with prevailing standardsofthemarketinwhichthetransaction occurs.Theriskof lossshall beCustomer's wheneverBankdelivers FinancialAssetsorpaymentin accordance with applicable market practice inadvanceofreceiptor settlement ofthe expectedconsideration.InthecaseofthefailureofCustomer's counterpartyto deliver the expected consideration as agreed, Bank shall contact the counterpartytoseek settlementand,ifthesettlementisnotreceived, notify Customer, butBankshallnotbeobligatedtoinstitutelegal proceedings, file proofofclaiminanyinsolvencyproceeding,ortakeanysimilaraction.

2.5	Contractual Settlement Date Accounting.
---	---------------------------------------
(a) Bank shall effect book entries on a "contractual
settlement	date

accounting"basisasdescribedbelowwithrespecttothesettlementof tradesin thosemarketswhereBankgenerallyofferscontractual settlementday accounting andshallnotifyCustomerofthesemarketsfromtimetotime.

	(i)	Sales:	On the settlement date for a sale, Bank shall
credit
		the Cash	Account with the sale proceeds of the
sale and
transfer the relevant Financial Assets to an account
pending

settlement of the trade if not already delivered.
(ii)	Purchases: On the settlement date for the

purchase (or earlier, if market practice requires delivery of the purchasepricebeforethesettlementdate),Bank shalldebit theCash Account withthe settlement moniesand credita separate account. Bank then shall post the Securities Account as awaiting receipt of the expected Financial Assets. Customer shallnotbeentitledtothe deliveryof Financial Assetsthatareawaiting receiptuntil Bankora Subcustodianactuallyreceivesthem.

Bank reserves the right to restrict in good faith the availability of contractual day settlement accounting for credit reasons. Bank, whenever reasonablypossible,willnotifyCustomerpriortoimposingsuch restrictions.

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     (b)Bankmay(inits discretion) uponat least 48hours prior oralor written notificationtoCustomer, reverseanydebitorcreditmade pursuantto Section2.5(a)priortoatransaction'sactualsettlement,andCustomer shallbe responsibleforanycostsorliabilitiesresultingfromsuchreversal. Customer acknowledges that the procedures described in this sub-section areofan administrative nature, and Bank does not undertake tomake loans and/or FinancialAssetsavailabletoCustomer.

2.6	Actual Settlement Date Accounting.
---	----------------------------------

     Withrespecttoanysaleorpurchase transactionthatisnotposted tothe Accountonthe contractual settlementdateasreferredtoinSection 2.5,Bank shallpostthe transaction onthedateonwhichthecashor Financial Assets receivedasconsiderationforthetransactionisactuallyreceivedby Bank.

2.7	Income Collection; Autocredit.
---	------------------------------
(a) Bank shall credit the Cash Account with income and redemption proceeds

onFinancial Assetsinaccordance withthetimesnotifiedbyBankfrom timeto timeonor after the anticipated payment date, netofany taxes thatare withheldbyBankoranythirdparty.Wherenotimeisspecifiedfora particular market, incomeandredemption proceedsfromFinancialAssetsshallbe credited onlyafteractualreceiptandreconciliation.Bankmayreversesuch creditsupon atleast48hours prior oralorwritten notification to Customer whenBank believesthatthe corresponding paymentshallnotbereceivedbyBank withina reasonableperiodorsuchcreditwasincorrect.

     (b)Bankshall make reasonable endeavors inits discretion to contact appropriate parties to collect unpaid interest, dividends or redemption proceeds, butneitherBanknorits Subcustodians shallbeobligedto fileany formalnoticeofdefault, institutelegal proceedings, fileproofof claimin anyinsolvencyproceeding,ortakeanysimilaraction.

2.8	Fractions/ Redemptions by Lot.
---	------------------------------

     Bankmaysellfractional interestsinFinancialAssetsandcredit theCash Accountwiththeproceedsofthesale.Ifsome, butnotall,ofan outstanding classof Financial Assetiscalledfor redemption, Bankmayallotthe amount redeemed amongthe respective beneficial holdersofsuchclassof Financial AssetinanymannerBankdeemstobefairandequitable.

2.9	Presentation of Coupons; Certain Other Ministerial Acts.
---	--------------------------------------------------------
Until Bank receives Instructions to the contrary, Bank shall:

	(a)	present	all Financial		Assets for which Bank has
received
		notice	of a call	for	redemption or that have
otherwise
		matured,	and all	income and interest coupons
and other
income items that call for payment upon

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presentation;

	(b)	execute in the name of Customer such certificates as
may be
required to obtain payment in respect of Financial
Assets;
and

	(c)	exchange interim or temporary documents of title held
in the
Securities Account for definitive documents of
title.

2.10	Corporate Actions.
----	------------------
(a) Bank shall follow Corporate Actions and advise Customer
of	those

CorporateActionsofwhichBank'scentralcorporateactionsdepartment receives noticefromtheissuerorfromtheSecuritiesDepositoryinwhichsuch Financial Assetsare maintained ornotice published in publications and reportedin reportingservicesroutinelyusedbyBankforthispurpose.

     (b)IfanAuthorizedPersonfailstoprovideBankwithtimely Instructions withrespecttoany Corporate Action, neitherBanknorits Subcustodians or their respective nominees shalltakeanyactioninrelationtothat Corporate Action, exceptasotherwiseagreedinwritingbyBankandCustomeroras maybe setforthbyBankasadefault actionintheadviceitprovides under Section 2.10(a)withrespecttothatCorporateAction.

2.11	Proxy Voting.

  -------------
  (a) Subject to and upon the terms of this sub-section, Bank shall

Customer with information whichit receives on matterstobevoted uponat meetingsofholdersofFinancialAssets("Notifications"),andBankshall actin accordancewithCustomer's Instructionsinrelationtosuch Notifications("the activeproxyvotingservice").

     (b)Thefollowing provisions relatetoproxyvotingserviceswith respect toGlobalAssets:

voting Customer, Customer, so summary "information

certain

Bank on serviceis completed thatmay

orparts

ingood

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(i)

If information is received by Bank at its proxy department too late to permit timely voting by Bank's only obligation shall be to provide to far as reasonably practicable, a Notification (or information concerning a Notification) on an only" basis.

(ii)

The active proxy voting service is available only in markets, details of which are available from request. Provision of the active proxy voting conditional upon receipt by Bank of a duly enrollment form as well as additional documentation be required for certain markets.

(iii)Bank reservestherighttoprovide Notifications thereofinthelanguagereceived.Bankshallattempt faithtoprovideaccurateandcomplete

Notifications,whetherornottranslated.

(iv) Customer	acknowledges	that	Notifications	and

other

voting andthat including Accordingly, except

isnot completed Bankshall endeavorto meetingsof reasonably nomineesas Instructions action

(the

information furnished pursuant to the active proxy service ("information") are proprietary to Bank Bank owns all intellectual property rights, copyrights and patents, embodied therein. Customer shall not make any use of such information in connection with the active proxy voting service.

(v)	In markets where the active proxy voting service available or where Bank has not received a duly enrollment form or other relevant documentation, not provide Notifications to Customer but shall actupon Instructionstovoteonmattersbefore holders of Financial Assets where it is practicable forBank(orits Subcustodians or thecasemaybe)todosoandwhere such are received in time for Bank totake timely

"passiveproxyvotingservice").

     (c)Bankshallactupon Instructions tovoteonmatters referred toina Notification, provided Instructions are receivedbyBankatitsproxy voting department by the deadline referred toin the relevant Notification. If Instructionsarenotreceivedinatimelymanner,Bankshallnotbe obligatedto voteonthematter,butshallnotifyCustomeraccordingly.

     (d)Customer acknowledges thatthe provision ofproxy voting services (whether activeorpassive)maybeprecludedor restricted undera varietyof circumstances. These circumstances include, butarenot limitedto: (i)the Financial Assets beingonloanoroutfor registration, (ii)the pendencyof conversionoranother corporateaction,or(iii)FinancialAssetsbeing heldat Customer's request ina name not subject tothe control of Bank orits

Subcustodian, inamarginor collateral account atBankor another bankor broker,orotherwiseinamannerwhichaffectsvoting, localmarket regulations orpractices, orrestrictionsbytheissuer. Additionally, insome casesBank mayberequiredtovoteallsharesheldforaparticularissueforallof Bank's customers inthesameway. WherethisisthecaseBank, inthe Notification, shallinformCustomer.

     (e)NotwithstandingthefactthatBankmayactinafiduciary capacitywith respecttoCustomerunderotheragreementsorotherwisehereunder,in performing activeorpassivevotingproxyservicesBankshallbeactingsolelyas theagent ofCustomer, andshallnotexercise any discretion withregardto suchproxy servicesorvoteanyproxyexceptwhendirectedbyanAuthorizedPerson.

2.12	Statements and Information Available On-Line.
----	---------------------------------------------
(a) Bank will send, or make available on-line, to Customer,
at	times

mutually agreed, a statement ofaccountinBank's standard format foreach Account maintainedbyCustomerwithBank, identifyingtheFinancial Assetsand cashheldineachAccount.BankalsowillprovidetoCustomer,upon request,the capabilitytoreformatthe information containedineachstatementof account.

Inaddition,Bankwillsend,ormakeavailableon-line,toCustomeran adviceor notificationofanytransfersofcashor

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Financial Assets with respecttoeach Account. Bankwillnotbe liablewith respecttoany matter setforthinthose portions ofanysuch statement of accountoradvice(or reasonably implied therefrom)towhichCustomer hasnot givenBankawrittenexceptionorobjectionwithinsixty(60)daysof receiptof such statement, provided such matterisnotthe result of Bank's willful misconductorbadfaith.

     (b)Pricesandother information obtainedfromthirdpartieswhich maybe containedinanystatementsenttoCustomerhavebeenobtainedfrom sourcesBank believestobereliable. Bankdoesnot,however, makeany representationasto the accuracy ofsuch information orthatthe prices specified necessarily reflect the proceeds thatwouldbe received onadisposal ofthe relevant FinancialAssets.

     (c)Customerunderstandsthatrecordsandreports,otherthan statementsof account, thatare available toit on-line ona real-time basismay notbe accuratedueto mis-postings, delaysinupdating Account records, andother causes. Bank willnotbe liable foranylossor damage arising out ofthe inaccuracy ofanysuch records or reports thatare accessed online ona real-timebasis.

2.13	Access to Bank's Records.
----	-------------------------
(a) Bank shall allow Customer and Customer's independent public accountants

suchreasonableaccesstotherecordsofBankrelatingtoFinancial Assetsasis requiredinconnectionwiththeirexaminationofbooksandrecords pertainingto Customer's affairs. Subjectto restrictions under ApplicableLaw, Bankalso shallobtainanundertakingtopermitCustomer's independentpublic accountants reasonable accesstotherecordsofany SubcustodianofSecuritiesheld inthe SecuritiesAccountasmayberequiredinconnectionwithsuch examination.

(b) Upon reasonable request of Customer, Bank shall provide Customer with a

copyofBank'sreportpreparedincompliancewiththe requirementsof Statement ofAuditing Standards No.70issuedbythe American Institute of Certified PublicAccountants,asitmaybeamendedfromtimetotime.

2.14 MaintenanceofFinancialAssetsatBankandatSubcustodian Locations.

  ----------------------------------------------------------------

  (a) Unless Instructions require another location acceptable to Bank,

Assets shallbeheldinthecountryor jurisdiction inwhichtheir principal trading marketis located, where such Global Assetsmaybe presented for payment, wheresuch Financial Assetswere acquired, orwheresuch Financial Assetsareheld. Bankreservestherighttorefusetoacceptdeliveryof Global Assetsorcashincountriesand jurisdictions otherthanthose referredtoin Schedule1tothisAgreement,asineffectfromtimetotime.

     (b)Bankshallnotbeobligedtofollowan Instruction tohold Financial Assetswith,orhavethem registeredorrecordedinthenameof,any personnot chosenbyBank.

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However, ifCustomerdoesinstructBanktohold Securitieswithor registeror record SecuritiesinthenameofapersonnotchosenbyBank,the consequences ofdoingsoareatCustomer'sownriskandBankshallnotbeliable therefor.

2.15	Tax Reclaims.
----	-------------
Bank shall provide tax reclamation services as provided in Section
8.2.
2.16	Foreign Exchange Transactions.
-----------------------------------

     To facilitate the administration ofCustomer's tradingand investment activity, Bankmay, butshallnotbe obliged to, enterintospotor forward foreignexchangecontractswithCustomer, oranAuthorizedPerson,and mayalso provide foreign exchange contractsand facilities throughits Affiliatesor Subcustodians.Instructions,includingstandinginstructions,maybe issuedwith respect to such contracts, but Bank may establish rules or limitations concerning anyforeign exchange facilitymade available. Inall caseswhere Bank, its Affiliatesor Subcustodians enterintoamaster foreign exchange contractthatcoversforeignexchange transactionsfortheAccounts, theterms and conditions ofthat foreign exchange contract and, tothe extent not inconsistent,thisAgreement,shallapplytosuchtransactions.

3.INSTRUCTIONS

3.1	Acting on Instructions; Unclear Instructions.
---	---------------------------------------------
(a) Bank is authorized to act under this Agreement (or to
refrain	from

taking action) in accordance withthe instructions received by Bank, via telephone, telex, facsimile transmission, orotherteleprocessor electronic instructionortrade information system acceptabletoBank ("Instructions").

Bankshallhaveno responsibility forthe authenticity or propriety ofany Instructions thatBank believesingoodfaithtohavebeengivenby Authorized Personsorwhicharetransmittedwithpropertestingorauthentication pursuant totermsand conditions thatBankmay specify. Customer authorizes Bankto acceptandactuponanyInstructions receivedbyitwithout inquiry. Customer shall indemnifytheBank Indemnitees against, andholdeachofthem harmless from,anyLiabilities thatmaybeimposedon,incurredby,orasserted against theBank Indemnitees asaresultofanyactionoromissiontakenin accordance withany InstructionsorotherdirectionsuponwhichBankisauthorized torely underthetermsofthisAgreement.

     (b)Unlessotherwiseexpresslyprovided,allInstructionsshall continuein fullforceandeffectuntilcanceledorsuperseded.

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     (c)Bankmay(initssolediscretionandwithoutaffectinganypart ofthis Section 3.1)seek clarification or confirmation ofan Instruction froman Authorized Person andmay declinetoactuponan Instruction ifit doesnot receive clarification or confirmation satisfactory toit.Bankshall notbe liableforanylossarisingfromanydelaywhileitseekssuch clarificationor confirmation.

     (d)In executing or paying a payment order Bank may rely uponthe identifying number (e.g. Fedwire routing numberoraccount)ofany partyas instructedinthepaymentorder. Customerassumesfull responsibility forany inconsistency withinanInstruction betweenthenameandidentifying numberof anypartyinpaymentordersissuedtoBankinCustomer'sname.

3.2	Confirmation of Oral Instructions/ Security Devices.
---	----------------------------------------------------

     AnyInstructions deliveredtoBankbytelephoneshallpromptly thereafter beconfirmedinwritingbyan Authorized Person. Each confirmation istobe clearlymarked"Confirmation."Bankshallnotbeliableforhaving followedsuch Instructions notwithstanding thefailureofanAuthorized Personto sendsuch confirmation inwritingorthefailureofsuch confirmation toconform tothe telephone Instructions received. Bank shall notify Customer as soon as reasonably practicable ifBankdoesnotreceiveawritten confirmation orif such written confirmation fails to conform tothe telephone Instructions received. Either party may record anyoftheir telephonic communications.

Customershallcomplywithanysecurity procedures reasonablyrequired byBank fromtimetotimewithrespecttoverificationof Instructions. Customershall beresponsiblefor safeguarding anytestkeys, identification codes orother security devicesthatBankshallmake availabletoCustomerorany Authorized Person.

3.3	Instructions; Contrary to Law/Market Practice.

  ----------------------------------------------

     Bankneednotactupon Instructions whichit reasonably believes tobe contrarytolaw, regulation ormarket practice butshallbeunderno dutyto investigate whether any Instructions comply with Applicable Lawor market practice. Bankshallnotify Customerassoonasreasonably practicable ifit doesnotactuponInstructionsunderthisSection.

3.4	Cut-off Times.
---	--------------

     Bankhas established cut-off timesfor receipt ofsome categories of Instruction, whichshallbemade available toCustomer. IfBank receivesan Instructionafteritsestablishedcut-offtime,itshallattempttoact uponthe Instruction ontheday requested ifBank deems it practicable to dosoor otherwiseassoonaspracticableonthenextbusinessday.

4.FEES,EXPENSESANDOTHERAMOUNTSOWINGTOBANK

4.1	Fees and Expenses.
---	------------------

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     Customer shallpayBankforitsservices hereunder thefeesset forthin Schedule2heretoorsuchother amountsasmaybeagreed uponin writing from timetotime.

4.2	Overdrafts.
---	-----------

     IfadebittoanycurrencyintheCashAccount resultsinadebit balance inthat currencythenBankmay,inits discretion, advanceanamount equalto theoverdraftandsuchanadvanceshallbedeemedaloantoCustomer, payableon demand, bearing interest atthe rate agreed by Customer andBank forthe Accountsfromtimetotime,or,intheabsenceofsuchanagreement,at therate chargedbyBankfromtimetotime,foroverdrafts incurredbycustomers similar

toCustomer,fromthedateofsuchadvancetothedateofpayment(both afteras wellasbefore judgment)andotherwiseonthetermsonwhichBankmakes similar advances availablefromtimetotime. Bankshallpromptly notify Customerof suchan advance. Noprior action orcourseof dealing onBank's partwith respecttothesettlementoftransactionsonCustomer'sbehalfshallbe asserted byCustomeragainstBankforBank'srefusaltomakeadvancestotheCash Account orto settle any transaction for which Customer doesnothave sufficient availablefundsintheapplicablecurrencyintheAccount.

4.3	Bank's Right Over Securities; Set-off.
---	----------------------------- --------
(a) Customer grants Bank a security interest in and a lien on the
Financial

AssetsheldintheSecurities AccountofaparticularFundasshallhave afair market value equaltothe aggregate amountofall overdrafts of suchFund, together withaccrued interest, assecurityforanyandallamounts whichare noworbecome owingtoBankwith respecttothatFundunderany provision of thisAgreement,whetherornotmaturedorcontingent("Indebtedness"). Suchlien and security interest shall be effective onlyso long as such advance, overdraft, oraccruedinterestthereonremains outstandingandBank shallhave allthe rights and remedies ofasecured party undertheNewYork Uniform CommercialCodeinrespectoftherepaymentoftheadvance,overdraftor accrued interest.

     (b)BankshallbefurtherentitledtosetanysuchIndebtednessoff against anycashor deposit account ofaFundwithBankoranyofits Affiliates of whichtheFundisthe beneficial owner, regardlessofthecurrency involved.

BankshallnotifyCustomerinadvanceofanysuchcharge.

5.SUBCUSTODIANS,SECURITIESDEPOSITORIES,ANDOTHERAGENTS

5.1	Appointment of Subcustodians; Use of Securities Depositories.
---	-------------------------------------------------------------

     (a) Bankis authorized under this Agreement toact through andhold Customer'sGlobalAssetswithsubcustodians,beingatthedateofthis Agreement theentitieslistedinSchedule1and/orsuchotherentitiesasBankmay appoint assubcustodians("Subcustodians").Bankshallusereasonablecare, prudenceand diligenceintheselection

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andcontinued appointment ofsuch Subcustodians. Inaddition, Bank andeach Subcustodian maydeposit Global Assetswith, andholdGlobal Assets in,any securities depository, settlementsystem, dematerializedbookentry systemor similar system (together a "Securities Depository") onsuch terms assuch systems customarily operate and Customer shall provide Bank with such documentation or acknowledgements thatBankmay require toholdthe Global Assetsinsuchsystems.

     (b)AnyagreementBankentersintowitha Subcustodian forholding Bank's customers' assetsshallprovide that: (i)suchassetsshallnotbe subjectto anyright,charge,securityinterest,lienorclaimofanykindinfavor ofsuch Subcustodianoritscreditors, exceptaclaimofpaymentfortheirsafe custody oradministration or,inthecaseofcashdeposits, exceptforliensor rights infavorofcreditorsoftheSubcustodian arisingunderbankruptcy, insolvency orsimilar laws; (ii) beneficial ownership ofsuch assets shallbe freely transferable withoutthepaymentofmoneyorvalueotherthanforsafe custody or administration; (iii)adequate recordswillbemaintained identifyingthe assets as belonging to Customer orasbeing heldbyathird party forthe benefitofCustomer;(iv)CustomerandCustomer'sindependentpublic accountants willbegivenreasonableaccesstothoserecordsorconfirmationofthe contents ofthoserecords;and(v)Customerwillreceiveperiodicreportswith respectto the safekeeping of Customer's assets, including, but not limited to, notification ofany transfer toorfrom Customer's accountora thirdparty accountcontainingassetsheldforthebenefitofCustomer.Wherea Subcustodian deposits Securities with a Securities Depository, Bank shall cause the Subcustodian toidentifyonitsrecordsas belonging toBank, as agent, the Securitiesshownonthe Subcustodian's accountatsuchSecurities Depository.

The foregoing shall not applytothe extent ofany special agreement or arrangementmadebyCustomerwithanyparticularSubcustodian.

     (c)Bankshallhaveno responsibility foranyactor omissionby (orthe insolvencyof)anySecurities Depository. IntheeventCustomer incurs aloss duetothe negligence, bad faith, willful misconduct, or insolvency ofa Securities Depository, Bankshallmake reasonable endeavorstoseek recovery fromtheSecuritiesDepository.

5.2	Liability for Subcustodians.
---	----------------------------
(a) Subject to Section 7.1(b), Bank shall be liable for direct losses

incurredbyCustomerthatresultfrom:

	(i)	the failure by the Subcustodian to use reasonable
care in
the provision of custodial services by it in
accordance with
the standards prevailing in the relevant market or
from the
fraud or willful default of such Subcustodian
in the
provision of custodial services by it; or

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(ii)	the insolvency of any Affiliated Subcustodian.

(b)	Subject to Section 7.1(b) and Bank's duty to use reasonable

care, prudenceanddiligenceinthemonitoringofaSubcustodian'sfinancial condition asreflectedinitspublishedfinancial statementsandotherpublicly available financial information concerning it, Bankshallnotbe responsible forthe insolvency of any Subcustodian which is not a branch or an Affiliated Subcustodian.

     (c)Bankreservestherighttoadd,replaceorremove Subcustodians. Bank shallgive Customer prompt noticeofanysuchaction, whichshallbe advance noticeifpracticable. UponrequestbyCustomer, Bankshallidentify thename, addressand principal placeofbusinessofany Subcustodian andthe nameand addressofthegovernmentalagencyorotherregulatoryauthoritythat supervises orregulatessuchSubcustodian.

5.3	Use of Agents.
---	--------------
(a) Bank may provide certain services under this Agreement
through	third

parties.ThesethirdpartiesmaybeAffiliates.Excepttotheextent providedin Section5.2withrespecttoSubcustodians,Bankshallnotberesponsible forany lossasaresultofafailure byany brokeroranyother third party thatit selectsandretainsusingreasonablecaretoprovideancillaryservices, suchas pricing, proxy voting, and corporate action services, that it does not customarily provide itself. Nevertheless, Bank shall be liable for the performanceofanysuchservice provider selectedbyBankthatisan Affiliate tothesameextentasBankwouldhavebeenliableifitperformed such services itself.

     (b)Bankshallexecute transactions involving FinancialAssetsof United StatesoriginthroughabrokerwhichisanAffiliate(i)inthecaseof thesale under Section 2.8ofa fractional interestor(ii)ifan Authorized Person

directsBanktousetheaffiliatedbrokerorotherwiserequeststhatBank select abrokerforthat transaction, unless, ineithercase,theAffiliate doesnot executesimilartransactionsinsuchFinancialAssets.Theaffiliated brokermay chargeitscustomarycommission(orretainitscustomaryspread)with respectto eithersuchtransaction.

6.ADDITIONALPROVISIONSRELATINGTOCUSTOMER

6.1	Representations of Customer and Bank.
---	-------------------------------------
(a) Customer represents and warrants to Bank that: (i) it
has	full

authorityandpower,andhasobtainedallnecessaryauthorizationsand consents, todepositandcontrolthe Financial Assetsandcashinthe Accounts, touse Bankasits custodianin accordance withthetermsofthis Agreement andto incurindebtedness, pledgeFinancialAssetsascontemplatedbySection 4.3,and enterintoforeignexchangetransactions; and(ii)thisAgreementisits legal, validandbinding obligation, enforceableinaccordance withitsterms andit hasfull


powerandauthoritytoenterintoandhastakenallnecessary corporate action toauthorize theexecutionofthis Agreement. Bankmayrelyuponthe aboveor the certification ofsuchotherfactsasmayberequiredtoadminister Bank's obligationshereunder.

     (b)Bank represents andwarrantstoCustomer thatthis Agreement isits legal, validandbinding obligation, enforceableinaccordancewith itsterms andithasfullpowerand authority toenterintoandhastakenall necessary corporateactiontoauthorizetheexecutionofthisAgreement.Customer mayrely upontheaboveorthe certification ofsuchother factsasmaybe requiredto administerCustomer'sobligationshereunder.

6.2	Customer to Provide Certain Information to Bank.
---	------------------------------------------------

     Uponrequest, Customer shall promptly providetoBanksuch information aboutitselfanditsfinancialstatusasBankmayreasonablyrequest, including Customer's organizational documents andits current audited and unaudited financialstatements.

6.3 CustomerisLiabletoBankEvenifitisActingforAnother Person.

  ----------------------------------------------------------------

     IfCustomerisactingasanagentforadisclosedorundisclosed principalinrespectofanytransaction,cash,orFinancialAsset,Bank neverthelessshalltreatCustomerasitsprincipalforallpurposesunder this Agreement.Inthisregard,CustomershallbeliabletoBankasa principalin respectofanytransactionsrelatingtotheAccount.Theforegoingshall not affectanyrightsBankmighthaveagainstCustomer'sprincipal.

6.4	Several Obligations of the Funds.
---	---------------------------------

     This AgreementisexecutedonbehalfoftheBoardofTrusteesof eachFund asTrusteesandnot individually andtheobligationsofthisAgreement arenot bindinguponanyoftheTrusteesor shareholders individually butare binding onlyupontheassetsandpropertyoftheFunds. Withrespecttothe obligations ofeachFundarising hereunder, Bankshalllookforpaymentor satisfactionof anysuch obligation solelytotheassetsoftheFundtowhichsuch obligation relatesasthoughBankhadseparately contractedbyseparatewritten instrument withrespecttoeachFund.

7.WHENBANKISLIABLETOCUSTOMER

7.1	Standard of Care; Liability.
---	----------------------------

     (a)Bankshallusereasonablecareinperformingitsobligations underthis Agreement. BankshallnotbeinviolationofthisAgreementwithrespect toany matterastowhichithassatisfieditsobligationofreasonablecare.

     (b)Bankshallbeliablefor Customer's directdamagestothe extentthey resultfromBank'snegligence,badfaithorwillfulmisconductin performingits dutiesassetoutin


thisAgreementandtotheextentprovidedforinSection 5.2(a). Nevertheless, underno circumstances shall Bankbe liable forany indirect, incidental, consequentialorspecialdamages(including, withoutlimitation, lost profits) ofanyformincurredbyanyperson,whetherornotforeseeableand regardlessof thetypeofactioninwhich suchaclaimmaybe brought, with respect tothe AccountsorBank'sperformancehereunderoritsroleascustodian.

     (c)CustomershallindemnifytheBank Indemnitees against, and holdthem harmlessfrom,any Liabilities thatmaybeimposedon,incurredbyor asserted againstanyoftheBank Indemniteesinconnectionwithorarisingoutof Bank's performance underthisAgreement, providedtheBankIndemniteeshave notacted with negligence orbadfaithor engaged infraudor willful misconduct in connectionwiththeLiabilitiesinquestion.Nevertheless,Customershall notbe obligatedtoindemnifyanyBank Indemnitee underthe preceding sentencewith respecttoany Liability forwhichBankisliable under Section 5.2 ofthis Agreement.

     (d)Without limiting Subsections 7.1(a),(b)or(c),Bankshall haveno dutyorresponsibilityto:(i)question Instructionsormakeany suggestionsto CustomeroranAuthorized PersonregardingsuchInstructionsthatBank believes ingoodfaithtohavebeengivenbyAuthorized Personsorwhichare transmitted withpropertestingorauthenticationpursuanttotermsandconditions thatBank mayspecify; (ii)superviseormakerecommendationswithrespectto investments orthe retentionofFinancial Assets; (iii)advise Customeroran Authorized Person regarding any default inthe paymentof principal orincome ofany security otherthanas provided in Section 2.7(b)ofthis Agreement; (iv) evaluateorreporttoCustomeroranAuthorized Person regardingthe financial condition ofanybroker, agentorotherpartytowhichBankis instructed to deliver FinancialAssetsorcash;or(v)exceptfortradessettledat DTCwhere thebroker providesDTCtrade confirmation andCustomer providesfor Bankto receivethetradeinstruction, revieworreconciletradeconfirmations received frombrokers(andCustomeroritsAuthorizedPersonsissuing Instructionsshall bearanyresponsibilitytoreviewsuchconfirmationsagainstInstructions issued toandstatementsissuedbyBank).

7.2	Force Majeure.
---	--------------

     Bankshallmaintainandupdatefromtimetotimebusiness continuationand disasterrecoveryprocedureswithrespecttoitsglobalcustodybusiness thatit determinesfromtimetotimemeetreasonable commercial standards. Bankshall havenoliability, however, foranydamage,lossorexpenseofany naturethat Customermaysufferorincur, causedbyanactofGod, fire, flood, civilor labordisturbance,war,actofanygovernmentalauthorityorotheractor threat ofany authority (dejureorde facto), legal constraint, fraudor forgery (exceptbyBankorBank Indemnitees), malfunction of equipment or software (excepttotheextent such malfunction is primarily attributable to Bank's negligence, orwillful misconductin maintaining theequipmentor software), failureofortheeffectofrulesoroperationsofanyexternal funds transfer system, inability to obtain or interruption of external communications facilities, oranycause beyond the reasonable control ofBank (including withoutlimitation,thenon-availabilityofappropriateforeign


exchange).BankshallendeavortopromptlynotifyCustomerwhenit becomesaware ofanysituationoutlinedabove,butshallnotbeliableforfailureto doso.

7.3	Bank May Consult With Counsel.
---	---- -------------------------

     Bank shall be entitled torely on, andmayact upon the advice of professional advisers in relation to mattersoflaw, regulation or market practice(whichmaybetheprofessionaladvisersofCustomer), andshall notbe liabletoCustomerforanyaction reasonably takenoromittedpursuant tosuch advice.

7.4 BankProvidesDiverseFinancialServicesandMayGenerate Profitsas

  ----------------------------------------------------------------

  a Result.
  ---------

     Customer acknowledges that Bankorits Affiliates mayhavea material interestintransactionsenteredintobyCustomerwithrespecttothe Accountor that circumstancesaresuchthatBankmayhaveapotential conflictof dutyor interest. Forexample, BankoritsAffiliatesmayactasamarketmaker inthe FinancialAssetstowhich Instructions relate, providebrokerage servicesto other customers, actas financial adviser tothe issuerofsuch Financial Assets,actinthesametransactionasagentformorethanonecustomer, havea materialinterestintheissueoftheFinancialAssets,orearnprofits fromany oftheseactivities.CustomeracknowledgesthatBankoritsAffiliates maybein possessionofinformationtendingtoshowthattheInstructionsreceived maynot beinthebestinterestsofCustomer.Bankisnotunderanydutyto discloseany suchinformation.

8.TAXATION

8.1	Tax Obligations.
---	----------------
(a) Customer confirms that Bank is authorized to deduct from
any	cash

received orcredited totheCash Accountanytaxesorlevies required byany revenueor governmental authorityforwhateverreasoninrespectof Customer's Accounts.

     (b)IfBankdoesnotreceive appropriate declarations, documentationand information thenadditional UnitedKingdomtaxationshallbededucted fromall income receivedinrespectoftheFinancial Assets issued outsidethe United Kingdom(whichshallforthispurposeincludeUnitedKingdom Eurobonds) andany applicableUnitedStatestax(including, butnotlimitedto,non-residentalien tax)shallbedeductedfromUnitedStatessourceincome. Customershall provide toBanksuchcertifications,documentation,andinformationasitmay requirein connection withtaxation, andwarrantsthat,whengiven, this informationis trueandcorrectinevery respect, notmisleadinginanyway,and containsall material information. Customer undertakestonotifyBank immediately ifany informationrequiresupdatingorcorrecting.

     (c)Customershallberesponsible forthepaymentofalltaxes relatingto the Financial Assets inthe Securities Account, and Customer shall pay, indemnifyandholdBank


harmless fromand against anyandall liabilities, penalties, interest or additionstotaxwithrespecttoorresultingfrom,anydelayin,or failureby, Bank(1)topay, withholdorreportanyU.S. federal, stateorlocal taxesor foreign taxesimposedon,or(2)toreport interest, dividendorother income paidorcreditedtotheCash Account, whethersuchfailureordelayby Bankto pay,withholdorreporttaxorincomeistheresultof(x)Customer's failureto complywiththetermsofthis paragraph, or(y)Bank'sownactsor omissions; provided however, Customer shall notbeliable toBankforany penalty or additionstotaxdueasaresultofBank's failuretopayorwithhold taxorto report interest, dividendorotherincomepaidorcreditedtotheCash Account solelyasaresultofBank'snegligentactsoromissions.

8.2	Tax Reclaims.
---	-------------
(a) Subject to the provisions of this Section, Bank shall
apply	for a

reduction of withholding taxandanyrefundofanytaxpaidortax creditsin respectofincome payments on Financial Assets credited tothe Securities AccountthatBankbelievesmaybeavailable.

     (b)Theprovisionofataxreclamation servicebyBankis conditionalupon

Bank receiving from Customer(i)a declaration ofitsidentityand placeof residence and(ii)certainother documentation (proformacopiesof whichare available from Bank). If Financial Assets credited to the Account are beneficially ownedbysomeoneotherthanCustomer, this information shallbe necessarywithrespecttothebeneficialowner. Customeracknowledges thatBank shallbeunabletoperformtax reclamation services unlessit receives this information.

     (c)Bank shall perform tax reclamation services onlywith respectto taxationleviedbytherevenue authoritiesofthecountriesadvisedto Customer fromtimetotimeandBankmay, by notification inwriting, inits absolute discretion, supplement oramendthe countries inwhich thetax reclamation servicesareoffered. OtherthanasexpresslyprovidedinthisSection 8.2Bank

shallhavenoresponsibilitywithregardtoCustomer'staxpositionor statusin anyjurisdiction.

     (d)Customer confirmsthatBankisauthorizedtodiscloseany information requestedbyanyrevenue authorityoranygovernmental bodyinrelation tothe processingofanytaxreclaim.

9.TERMINATION

EitherpartymayterminatethisAgreementonsixtydays'notice

in writingtotheotherparty.IfCustomergivesnoticeoftermination,it must providefulldetailsofthepersonstowhomBankmustdeliverFinancial Assets andcash.IfBankgivesnoticeoftermination,thenCustomermust,within sixty daysfollowingreceiptofthenotice,notifyBankofdetailsofitsnew custodian,failingwhichBankmayelect(atanytimeaftersixtydays following Customer'sreceiptofthenotice)eithertoretaintheFinancialAssets andcash untilsuchdetailsaregiven,continuingtochargefeesdue(inwhich case Bank'ssoleobligationshallbeforthesafekeepingoftheFinancial Assetsand cash),ordelivertheFinancialAssetsandcashtoCustomer.Bankshall inany eventbeentitledtodeductanyuncontestedamountsowingtoitpriorto deliveryoftheFinancialAssetsandcash(and,accordingly,Bankshall be


entitledtodeductcashfromtheCashAccountinsatisfactionof uncontested amountsowingtoit).CustomershallreimburseBankpromptlyforall out-of-pocketexpensesitincursindeliveringFinancialAssetsupon termination byCustomer.Terminationshallnotaffectanyoftheliabilitieseither party owestotheotherarisingunderthisAgreementpriortosuchtermination.

10.MISCELLANEOUS

10.1 Notices.

  --------

     Notices (otherthan Instructions) shallbeservedbyregistered mailor handdeliverytotheaddressofthe respective partiesassetouton thefirst pageofthis Agreement, unless noticeofanew addressisgivento theother partyin writing. Notice shallnotbe deemedtobegiven unlessit hasbeen received.

10.2	Successors and Assigns.
----	-----------------------

     This Agreement shallbebindingoneachofthe parties' successors and assigns, butthe parties agreethat neither partycanassignits rightsand obligations underthisAgreementwithoutthepriorwrittenconsentof theother party,whichconsentshallnotbeunreasonablywithheld.

10.3	Interpretation.
----	---------------

     Headings are for convenience only and are not intended to affect interpretation. References tosectionsaretosectionsofthis Agreement and referencesto sub-sections andparagraphsareto sub-sectionsofthe sections andparagraphsofthesub-sectionsinwhichtheyappear.

10.4	Entire Agreement.
----	-----------------
(a) The following Rider(s) are incorporated into this Agreement:

Cash Trade Execution; Accounting Services
_X_ _X_	Investment Company Domestic and Global 19
       (b) This Agreement, (and any	including the Schedules, Exhibits, and Riders

separate agreement whichBankand Customermayenterintowithrespect toany CashAccount), setsouttheentireAgreement betweenthepartiesin connection withthesubject matter, andthisAgreement supersedes anyother agreement, statement, or representation relating tocustody, whether oralor written.

Amendmentsmustbeinwritingandsignedbybothparties.

10.5	Information Concerning Deposits at Bank.
----	----------------------------------------
(a) Bank's London Branch is a member of the United Kingdom
Deposit

Protection Scheme (the "Scheme") established under Banking Act 1987 (as amended). TheSchemeprovidesthatintheeventofBank's insolvency payments maybemadetocertain customersofBank'sLondon Branch. Payments underthe Schemeare limitedto90%ofa depositor's totalcash deposits subjecttoa maximum paymenttoanyone depositor of (pound)18,000 (or 20,000 eurosif greater).MostdepositsdenominatedinsterlingandotherEuropean EconomicArea Currencies andeuros madewithBank withintheUnited Kingdom are covered.

FurtherdetailsoftheSchemeareavailableonrequest.

     (b)IntheeventthatBankincursaloss attributabletoCountry Riskwith respecttoanycashbalanceitmaintainsondepositata Subcustodian orother correspondent bankinregardtoitsglobal custodyortrust businesses inthe countrywheretheSubcustodianorothercorrespondentbankislocated, Bankmay setsuchlossoffagainst Customer's CashAccounttotheextentthat suchloss isdirectlyattributabletoCustomer'sinvestmentsinthatmarket.

10.6	Confidentiality.
----	----------------

     Thepartiesheretoagreethateachshalltreatconfidentiallythe termsand conditionsofthisAgreementandall information providedbyeachparty tothe other regarding its businessand operations. All confidential information providedbyaparty shallbeusedbytheotherparty solelyforthe purposeof

renderingorobtainingservicespursuanttothisAgreement,andexceptas maybe requiredincarrying outthis Agreement, shallnotbe disclosedto anythird partywithoutthepriorconsentofsuchprovidingparty.Theforegoing shallnot beapplicabletoany information thatispublicly available when providedor thereafter becomes publicly available other than through abreach ofthis provision, or that is required tobe disclosed byor to any regulatory authority, any external or internal accountant, auditororcounsels ofthe parties, byjudicialoradministrative processorotherwiseby applicablelaw, ortoany disclosure madebyapartyifsuchparty's counselhas advisedthat such party could be liable under any applicable laworany judicial or administrativeorderorprocessforfailuretomakesuchdisclosure.

10.7	Insurance.
----	----------

Bankshallnotberequiredtomaintainanyinsurancecoverage

forthe
benefitofCustomer.


10.8	Governing Law and Jurisdiction. Certification of Residency.
----	------------------------------- ---------------------------

     ThisAgreementshallbeconstrued, regulated, andadministered underthe lawsoftheUnitedStatesorStateofNewYork,asapplicable,without regardto NewYork's principles regarding conflictoflaws.TheUnitedStates District Courtforthe Southern DistrictofNewYorkshallhavethesoleand exclusive jurisdiction overany lawsuit orother judicial proceeding relating toor arising from this Agreement. Ifthat court lacks federal subject matter jurisdiction, theSupremeCourtoftheStateofNewYork,NewYork Countyshall havesoleandexclusive jurisdiction. Eitherofthesecourtsshallhave proper venueforanysuch lawsuitorjudicial proceeding, andtheparties waiveany objectiontovenueortheir convenienceasaforum.Thepartiesagreeto submit tothe jurisdiction ofanyofthecourts specified andtoaccept serviceof processtovest personal jurisdiction overtheminanyofthese courts. The partiesfurtherherebyknowingly, voluntarilyand intentionally waive, tothe fullest extent permittedbyapplicable law,anyrighttoatrialby jurywith respecttoanysuchlawsuitorjudicial proceeding arisingorrelating tothis Agreementorthetransactionscontemplatedhereby.Customercertifies thatitis a resident ofthe United States andshall notify Bankofany changes in residency. Bankmayrelyuponthis certificationorthe certification ofsuch otherfactsasmaybe required to administer Bank's obligations hereunder.

CustomershallindemnifyBankagainstalllosses, liability, claimsor demands arisingdirectlyorindirectlyfromanysuchcertifications.

10.9	Severability and Waiver.
----	------------------------
(a) If one or more provisions of this Agreement are held invalid, illegal

orunenforceableinanyrespectonthebasisofanyparticular circumstancesor inanyjurisdiction,thevalidity,legalityandenforceabilityofsuch provision orprovisions underother circumstancesorinother jurisdictions and ofthe remainingprovisionsshallnotinanywaybeaffectedorimpaired.

     (b)Exceptasotherwiseprovidedherein,nofailureordelayonthe partof eitherpartyinexercising anypowerorright hereunder operatesasa waiver, nordoesanysingleorpartialexerciseofanypowerorrightpreclude anyother orfurtherexercise,ortheexerciseofanyotherpowerorright.No waiverbya partyofanyprovisionofthisAgreement,orwaiverofanybreachor default,is effective unlessinwritingandsignedbytheparty againstwhomthe waiveris tobeenforced.

[Section10.10followsonnextpage]


10.10	Counterparts.
-----	-------------

     ThisAgreementmaybeexecutedinseveralcounterparts,eachof whichshall bedeemedtobean original and together shall constitute oneand thesame agreement.

     INWITNESS WHEREOF, thepartiesheretohaveexecutedthis Agreementasof thedatefirstwrittenabove.

     Eachofthe open-end investment companies listed onExhibit1(eacha "Trust")

By:/s/RobertD.Snowden Title: AssistantTreasurer Date: June25,2001

THECHASEMANHATTANBANK

By:/s/JamesE.Cecere,Jr.
Title: VicePresident
Date: June28,2001


EXHIBIT1

EACHVANGUARD REGISTERED INVESTMENTCOMPANY(ANDTHEIRFUNDS)THATIS ENTERING

INTOTHEAMENDEDANDRESTATEDGLOBALCUSTODY AGREEMENTWITHTHECHASE

MANHATTAN

BANKANDDATEDASOFJUNE25,2001

VanguardBondIndexFunds VanguardIntermediate-TermBondIndexFund VanguardLong-TermBondIndexFund VanguardShort-TermBondIndexFund VanguardTotalBondMarketIndexFund

VanguardFixedIncomeSecuritiesFunds VanguardGNMAFund VanguardHigh-YieldCorporateFund VanguardInflationProtectedSecuritiesFund VanguardLong-TermCorporateFund

VanguardIndexFunds Vanguard500IndexFund VanguardGrowthIndexFund VanguardSmall-CapIndexFund VanguardTotalStockMarketIndexFund VanguardValueIndexFund

VanguardSpecializedFunds VanguardHealthCareFund VanguardPreciousMetalsFund

VanguardSTARFunds VanguardDevelopedMarketsIndexFund VanguardInstitutionalDevelopedMarketsIndexFund VanguardLifeStrategyConservativeGrowthFund VanguardLifeStrategyGrowthFund VanguardLifeStrategyIncomeFund VanguardLifeStrategyModerateGrowthFund

VanguardTax-ManagedFunds VanguardTax-ManagedBalancedFund VanguardTax-ManagedCapitalAppreciationFund VanguardTax-ManagedGrowthandIncomeFund VanguardTax-ManagedSmall-CapFund

       VanguardWellesleyIncomeFund VanguardWellingtonFund

VanguardWorldFunds VanguardInternationalGrowthFund


     InvestmentCompanyRidertoAmendedandRestatedGlobalCustody Agreement

     BetweenTheChaseManhattanBankand CertainOpen-EndManagementInvestmentCompaniesListedonExhibit

1

oftheAgreement

Thefollowing modificationsaremadetotheAgreement. Totheextent thereare any inconsistencies betweenthetermsinthisInvestmentCompanyRider andthe termsintheAgreement,thetermsinthisInvestmentCompanyRidershall govern.

A.AddanewSection2.17totheAgreementasfollows:

     "2.17. Compliance with SecuritiesandExchange Commission ("SEC")rule 17f-5("rule17f-5").

     (a) Customer's board of directors (or equivalent body) (hereinafter `Board')herebydelegatestoBank,and,exceptastothecountryor countriesas towhichBankmay, fromtimetotime, advise Customerthatitdoesnot accept suchdelegation, Bankherebyacceptsthedelegationtoit,ofthe obligationto performasCustomer's`ForeignCustodyManager'(asthattermisdefined inrule 17f-5(a)(3)aspromulgatedundertheInvestment CompanyActof1940,as amended ("1940 Act")), includingforthepurposesof:(i)selecting Eligible Foreign Custodians(asthattermisdefinedinSECrule17f-5(a)(1),andasthe samemay beamendedfromtimetotime,orthathaveotherwise beenexempted pursuantto anSEC exemptive order) tohold foreign Financial Assets and cash, (ii) evaluatingthecontractual arrangements withsuchEligibleForeign Custodians (assetforthinSECrule 17f-5(c)(2)), (iii) monitoringsuchforeign custody arrangements(assetforthinrule17f-5(c)(3)).

(b)	In connection with the foregoing, Bank shall:
(i) provide written reports notifying Customer's Board

ofthe

placement of Financial Assets andcash with

particular

changein

Custodians,with

atsuch

basedon

Eligible Foreign Custodiansandofanymaterial thearrangementswithsuchEligibleForeign such reportstobe provided to Customer's Board timesastheBoarddeemsreasonableandappropriate thecircumstancesofCustomer'sforeigncustody arrangements

     (anduntil further noticefromCustomersuch reportsshall be provided notlessthan annually with respect tothe placement of Financial Assets andcash with particular EligibleForeign Custodiansandwithreasonable promptness upon the occurrence of any material change in the arrangementswithsuchEligibleForeignCustodians);

     (ii)exercise such reasonable care, prudenceand diligencein performingasCustomer'sForeignCustodyManagerasa person having responsibility for the safekeeping of foreign FinancialAssetsandcashwouldexercise;


     (iii)in selecting an Eligible Foreign Custodian, firsthave determinedthatforeignFinancialAssetsandcash placedand maintained inthe safekeeping of such Eligible Foreign Custodianshallbesubjecttoreasonable care,based onthe standards applicabletocustodiansintherelevant market, after having considered all factors relevant to the safekeeping ofsuch foreign Financial Assets and cash, including, without limitation, thosefactorsset forthin

SECrule17f-5(c)(1)(i)-(iv);

(iv)	determine that the written contract with an Eligible

Foreign

Custodianshall

Assetsand

inthe

those

CustodianrequiresthattheEligibleForeign provide reasonable careforforeign Financial cashbasedonthestandards applicabletocustodians relevant market, including, without limitation, factorssetforthinSECrule17f-5(c)(1)(i)-(iv).

(v)	have	established	a	system	to	monitor	the

continued appropriatenessofmaintaining foreignFinancial Assetsand cashwithparticular EligibleForeignCustodiansand ofthe governing contractual arrangements; itbeing understood, however, thatintheeventthatBankshallhave determined thatthe existing Eligible Foreign Custodian in agiven countrywouldnolongeraffordforeign Financial Assetsand cash reasonable careandthatno other Eligible Foreign Custodianinthatcountrywouldaffordreasonable care,Bank shall promptly soadvise Customer andshall then actin accordancewiththeInstructionsofCustomerwith respectto thedispositionoftheaffectedforeignFinancial Assetsand cash.

     (c)Subjectto (b)(i)-(v) above, Bankishereby authorizedto placeand maintain foreign FinancialAssetsandcashonbehalfofCustomerwith Eligible Foreign Custodians pursuanttoawrittencontractdeemed appropriate byBank.

Eachsuch contract shall, exceptassetforthinthelast paragraph ofthis subsection(c),includeprovisionsthatprovide:

	(i)	For indemnification or insurance	arrangements
(or any
		combination of the foregoing) that will	adequately
protect
		Customer against the risk of loss of	Financial
Assets and
cash held in accordance with such contract;

toany anykind creditors, custody or rightsin Custodian

willbe

orvalue

(ii)

That Customer's Financial Assets will not be subject right, charge, security interest, lien or claim of in favor of the Eligible Foreign Custodian or its except a claim of payment for their safe administration or, in the case of cash, liens or favor of creditors of such Eligible Foreign arising under bankruptcy, insolvency or similar laws;

(iii)That beneficial ownership of Customer's Assets freely transferable without thepaymentofmoney otherthanforsafecustodyoradministration;

2


     (iv)Thatadequaterecordswillbemaintainedidentifying Customer's AssetsasbelongingtoCustomerorasbeingheldbyathird partyfor thebenefitofCustomer;

(v)ThatCustomer'sindependentpublicaccountantswillbegiven

access

tothoserecordsdescribedin(iv)aboveorconfirmationofthe contentsofthoserecords;and

(vi)ThatCustomerwillreceivesufficientandtimelyperiodic

reports

withrespecttothesafekeepingofCustomer'sAssets,including,

but notlimitedto,notificationofanytransfertoorfrom Customer's accountorathirdpartyaccountcontainingAssetsheldforthe benefit

ofCustomer.

     Such contract may contain, in lieu ofany or allofthe provisions specifiedinthis subsection (c),suchother provisions thatBank determines will provide, in their entirety, the sameora greater levelof careand protectionforCustomer'sAssetsasthespecifiedprovisions,intheir entirety.

     (d) Except as expressly provided herein, Customer shall be solely responsibletoassurethatthemaintenanceofforeign FinancialAssets andcash hereundercomplieswiththerules, regulations, interpretations and exemptive ordersaspromulgatedbyorundertheauthorityoftheSEC.

     (e)Bank represents toCustomerthatitisaU.S.Bankasdefined inRule 17f-5(a)(7). CustomerrepresentstoBankthat:(1)theforeignFinancial Assets andcashbeingplacedand maintainedinBank's custodyaresubjectto the1940 Act,asthesamemaybeamendedfromtimetotime; (2)itsBoardhas determined thatitisreasonabletorelyonBanktoperformasCustomer's Foreign Custody Manager; and(3)itsBoardoritsinvestmentadvisershallhave determinedthat CustomermaymaintainforeignFinancialAssetsandcashineachcountry inwhich Customer's Financial Assetsandcashshallbeheldhereunderand determinedto accept CountryRisk. Nothing contained hereinshallrequireBankto makeany selectionortoengageinanymonitoringonbehalfofCustomerthatwould entail considerationofCountryRisk.

     (f)Bankshall providetoCustomer such information relatingto Country RiskasisspecifiedinAppendix1hereto. Customerhereby acknowledges that: (i)suchinformationissolelydesignedtoinformCustomerofmarket conditions andproceduresandisnotintendedasa recommendation toinvestornot invest inparticular markets; and(ii)Bankhasgatheredtheinformationfrom sources it considers reliable, but that Bank shall have no responsibility for inaccuracies or incomplete information, provided that Bank transmits the informationusingreasonablecare.

B.AddanewSection2.18totheAgreementasfollows:


2.18.CompliancewithSECrule17f-7("rule17f-7").

----------------------------------------------------

     (a)Bankshall,for considerationbyCustomer, provideananalysis ofthe custodyrisksassociatedwithmaintaining Customer'sFinancialAssets witheach Eligible Securities Depository usedbyBankasofthedatehereof(or, inthe caseofan Eligible Securities Depository not used byBankasof the date hereof, priortotheinitial placementofCustomer's FinancialAssets atsuch Depository) andatwhich any Financial Assets of Customer areheld orare expected tobeheld. The foregoing analysis willbeprovidedto Customerat Bank'sWebsite.Inconnectionwiththeforegoing, Customershallnotify Bankof any Eligible Securities Depositories atwhichitdoesnotchooseto haveits Financial Assetsheld. Bankshall monitorthecustodyrisks associated with maintaining Customer's Financial Assets at each such Eligible Securities Depository ona continuing basisandshall promptly notify Customer orits investmentadviserofanymaterialchangesinsuchrisks.

     (b) Bank shall exercise reasonable care, prudence and diligence in performingtherequirementssetforthinSection2.18(a)above.

     (c)Basedontheinformation availabletoitintheexerciseof diligence, Bankshalldeterminetheeligibility underrule17f-7ofeachdepository before including iton Schedule3heretoandshall promptly advise Customer ifany Eligible Securities Depository ceasestobe eligible. (Eligible Securities Depositories usedbyBankasofthedate hereof aresetforthin Schedule 3 hereto,andasthesamemaybeamendedonnoticetoCustomerfromtimeto time.)

     C.Addthe following afterthefirst sentence ofSection 5.1(a) ofthe Agreement: "AttherequestofCustomer,Bankmay,butneednot,addto Schedule 1an Eligible Foreign Custodian whereBankhasnotactedasForeign Custody Managerwithrespecttotheselectionthereof.BankshallnotifyCustomer inthe eventthatitelectstoaddanysuchentity."

     D.AddthefollowinglanguageasSections5.1(d)and(e)ofthe Agreement:

(d)	The term Subcustodian as used herein shall mean the following: (i) a `U.S. Bank,' which shall mean a U.S. bank as definedin

SECrule17f-5(a)(7);

(ii)	an `Eligible Foreign Custodian,' which shall mean:

(i)a

incorporated or

United

country's

majority-owned

holding

organizedunder

States. In

banking institution or trust company, organized underthelawsofacountryotherthanthe States, that is regulated as such by that governmentoranagencythereof, and(ii)a directorindirectsubsidiaryofaU.S.Bankorbank companywhich subsidiaryisincorporatedor thelawsofa country other thanthe United addition, anEligibleForeignCustodianshallalso meanany

otherentitythat

4


     shallhavebeenso qualifiedby exemptive order, ruleor otherappropriateactionoftheSEC.

     (iii)For purposes of clarity, itis agreed that as usedin Section5.2(a), thetermSubcustodianshallnot includeany EligibleForeignCustodianastowhichBankhasnot actedas ForeignCustodyManager.

     (e)Theterm `securities depository' asusedhereinwhen referringtoa securitiesdepositorylocatedoutsidetheU.S.shallmean:

     an"Eligible Securities Depository" which,in turn,shall havethesamemeaningasinrule 17f-7(b)(1)(i)-(vi) asthe otherwise

order;

rule17f-7

"securities

samemaybeamendedfromtimetotime,orthathas been made exempt pursuant to an SEC exemptive providedthat, priortothecompliancedatewith foraparticular securitiesdepositorytheterm depository"shallbeasdefinedin (a)(1)(ii)-(iii)

ofthe

1997amendmentstorule17f-5.

(f)	The term "securities depository" as used herein when referring toa securitiesdepositorylocatedintheU.S.shallmeana"securities depository" asdefinedinSECrule17f-4(a).

5


Appendix1

InformationRegardingCountryRisk
----------------------------------

     1.ToaidCustomerinitsdeterminationsregardingCountryRisk, Bankshall furnish annuallyandupontheinitialplacingofFinancialAssetsand cashinto acountrythefollowinginformation(checkitemsapplicable):

	A	Opinions of local counsel concerning:

i. Whether applicable foreign law would restrict the
access
afforded Customer's independent public accountants to

books

andrecordskeptbyaneligibleforeigncustodian

locatedin

thatcountry.

ii.	Whether applicable foreign law would restrict the

Customer's

abilitytorecoveritsFinancialAssetsandcashinthe eventofthebankruptcyofanEligibleForeign

Custodian

locatedinthatcountry.

iii.	Whether applicable foreign law would restrict the

Customer'sabilitytorecoverFinancialAssetsthatare

lost

whileunderthecontrolofanEligibleForeign

Custodian

locatedinthecountry.

	B.	Written information concerning:

	i.	The foreseeability of expropriation, nationalization,
freezes,
or confiscation of Customer's Financial Assets.

	ii.	Whether difficulties in converting Customer's cash and
cash
equivalents to U.S. dollars are reasonably foreseeable.

C.	A market report with respect to the following topics:
(i)	securities regulatory environment, (ii) foreign ownership

restrictions,(iii)foreignexchange,(iv)securitiessettlement

and registration,(v)taxation,and(vi)depositories(including depository evaluation),ifany.

     2.ToaidCustomerinmonitoring CountryRisk,Bankshallfurnish Customer thefollowingadditionalinformation:

     Market flashes, including withrespecttochangesinthe informationin marketreports.


DOMESTICANDGLOBAL
SPECIALTERMSANDCONDITIONSRIDER
----------------------------------

     CorporateActionsandProxiesthroughTheDepositoryTrustCompany ("DTC") --------------------------------------------------------------------------

WithrespecttoFinancial AssetsheldatDTC,the following provisions shall apply rather than the pertinent provisions of Sections 2.10-2.11 ofthe Agreement:

     Bankshall sendto Customer orthe Authorized Personfora Securities

Account, suchproxies(signedinblank,ifissuedinthenameofBank's nominee orthe nomineeofacentral depository) and communications with respectto FinancialAssetsintheSecuritiesAccountascallforvotingorrelate tolegal proceedings withinareasonable timeafter sufficient copiesare receivedby Bankfor forwarding toits customers. Inaddition, Bankshallfollow coupon payments, redemptions, exchangesorsimilar matterswithrespectto Financial AssetsintheSecurities Accountandadvise CustomerortheAuthorized Person forsuch Accountofrights issued, tender offersoranyother discretionary rightswithrespecttosuch Financial Assets, ineachcase,ofwhich Bankhas receivednoticefromtheissueroftheFinancial Assets, orastowhich notice ispublishedinpublicationsroutinelyutilizedbyBankforthispurpose.


Correspondentbanksarelistedforinformationonly.

April11,2001

SUB-CUSTODIAN EMPLOYED BY

THE CHASE MANHATTAN BANK, GLOBAL CUSTODY

COUNTRY	SUB-CUSTODIAN	CORRESPONDENT BANK
-------	-------------	------------------

ARGENTINA	The Chase Manhattan Bank	Banco Generale de
Negocios
	Arenales 707, 5th Floor	Buenos Aires
1061 Buenos Aires
ARGENTINA

	Citibank, N.A.	Banco Generale de
Negocios
	Bartolome Mitre 530	Buenos Aires
1036 Buenos Aires
ARGENTINA

AUSTRALIA	The Chase Manhattan Bank	Australia and New
Zealand
	Level 37	Banking Group Ltd.
	AAP Center	Melbourne

259, George Street
Sydney NSW 2000
AUSTRALIA

AUSTRIA	Bank Austria AG	Chase Manhattan Bank AG
	Julius Tandler Platz - 3	Frankfurt
A-1090 Vienna
AUSTRIA

BAHRAIN	HSBC Bank Middle East	National Bank of Bahrain
	PO Box 57	Manama
Manama, 304
BAHRAIN

BANGLADESH	Standard Chartered Bank	Standard Chartered Bank
	18-20 Motijheel C.A.	Dhaka
Box 536,
Dhaka-1000
BANGLADESH

BELGIUM	Fortis Bank N.V.	Chase Manhattan Bank AG
	3 Montagne Du Parc	Frankfurt
1000 Brussels
BELGIUM

1 of 14

COUNTRY	SUB-CUSTODIAN	CORRESPONDENT BANK
-------	-------------	------------------

Correspondentbanksarelistedforinformationonly.

April11,2001

BERMUDA	The Bank of Bermuda Limited	The Bank of Bermuda Ltd
	6 Front Street	Hamilton
Hamilton HMDX
BERMUDA

BOTSWANA	Barclays Bank of Botswana
	Limited	Barclays Bank of
Botswana Ltd
	Barclays House, Khama Crescent	Gaborone
Gaborone
BOTSWANA

BRAZIL	Citibank, N.A.	Citibank, N.A
	Avenida Paulista, 1111	Sao Paulo
Sao Paulo, SP 01311-920
BRAZIL

	BankBoston, N.A.	BankBoston, N.A.
	Rua Libero Badaro, 425-29 andar	Sao Paulo
Sao Paulo - SP 01009-000
BRAZIL

BULGARIA	ING Bank N.V.	ING Bank N.V.
	Sofia Branch	Sofia
7 Vassil Levski Street
1000 Sofia
BULGARIA

CANADA	Canadian Imperial Bank of
	Commerce	Royal Bank of Canada
	Commerce Court West	Toronto
Security Level
Toronto, Ontario M5L 1G9
CANADA

	Royal Bank of Canada	Royal Bank of Canada
	200 Bay Street, Suite 1500	Toronto
15th Floor
Royal Bank Plaza, North Tower
Toronto
Ontario M5J 2J5
CANADA

CHILE	Citibank, N.A.	Citibank, N.A.
	Avda. Andres Bello 2687	Santiago
3rd and 5th Floors
Santiago
CHILE

2 of 14

COUNTRY	SUB-CUSTODIAN	CORRESPONDENT BANK
-------	-------------	------------------

CHINA -
SHANGHAI	The Hongkong and Shanghai
	Banking	Citibank, N.A.
	Corporation Limited	New York
34/F, Shanghai Senmao

International Building
101 Yin Cheng East Road
Pudong
Shanghai 200120
THE PEOPLE'S REPUBLIC OF CHINA

CHINA -
SHENZHEN	The Hongkong and Shanghai
	Banking	The Chase Manhattan Bank
	Corporation Limited	Hong Kong
1st Floor
Century Plaza Hotel
No.1 Chun Feng Lu
Shenzhen
THE PEOPLE'S REPUBLIC OF CHINA

COLOMBIA	Cititrust Colombia S.A.	Cititrust Colombia S.A.
	Fiduciaria	Sociedad
Sociedad Fiduciaria Santa Fe de
Bogota Carrera 9a No
99-02 First Floor Santa Fe de
Bogota, D.C.
COLOMBIA

CROATIA	Privredna banka Zagreb d.d.	Privredna banka Zagreb
d.d.
	Savska c.28	Zagreb
10000 Zagreb
CROATIA

CYPRUS	The Cyprus Popular Bank Ltd.	Cyprus Popular Bank
	154 Limassol Avenue	Nicosia
P.O. Box 22032
CY-1598 Nicosia,
CYPRUS

CZECH REPUBLIC	Ceskoslovenska Obchodni Banka,
	A.S.	Ceskoslovenska Obchodni
Banka, A.S
	Na Prikope 14	Prague
115 20 Prague 1
CZECH REPUBLIC

DENMARK	Danske Bank A/S	Unibank A/S
	2-12 Holmens Kanal	Copenhagen
DK 1092 Copenhagen K
DENMARK

3 of 14


COUNTRY	SUB-CUSTODIAN	CORRESPONDENT BANK
-------	-------------	------------------

ECUADOR	Citibank, N.A.	Citibank, N.A.
	Av. Republica de El Salvador y	Quito
Naciones Unidas (Esquina)
Quito
ECUADOR

EGYPT	Citibank, N.A.	Citibank, N.A.
	4 Ahmed Pasha Street	Cairo
Garden City
Cairo
EGYPT

ESTONIA	Hansabank	Esti Uhispank
	Liivalaia 8	Tallinn
EE0001 Tallinn
ESTONIA

FINLAND	Merita Bank Plc	Chase Manhattan Bank AG
	2598 Custody Services	Frankfurt
Aleksis Kiven Katu 3-5
FIN-00020 MERITA, Helsinki
FINLAND

FRANCE	BNP PARIBAS S.A.	Chase Manhattan Bank AG
	Ref 256	Frankfurt
BP 141
3, Rue D'Antin
75078 Paris
Cedex 02
FRANCE

	Societe Generale	Chase Manhattan Bank AG
	50 Boulevard Haussman	Frankfurt
75009 Paris
FRANCE

	Credit Agricole Indosuez	Chase Manhattan Bank AG
	96 Blvd. Haussmann	Frankfurt
75008 Paris
FRANCE

GERMANY	Dresdner Bank AG	Chase Manhattan Bank AG
	Juergen-Ponto-Platz 1	Frankfurt
60284 Frankfurt/Main
GERMANY

4 of 14

COUNTRY	SUB-CUSTODIAN	CORRESPONDENT BANK
-------	-------------	------------------

GHANA	Barclays Bank of Ghana Limited	Barclays Bank of Ghana
Ltd
	Barclays House, High Street	Accra
Accra
GHANA

GREECE	HSBC Bank plc	Chase Manhattan Bank AG
	1, Kolokotroni Street	Frankfurt
105 62 Athens
GREECE

HONG KONG	The Hongkong and Shanghai
	Banking	The Chase Manhattan Bank
	Corporation Limited	Hong Kong
36th Floor, Sun Hung Kai Centre
30 Harbour Road
Wan Chai
HONG KONG

HUNGARY	Citibank Rt.	Citibank Rt.
	Szabadsag ter 7-9	Budapest
H-1051 Budapest V
HUNGARY

INDIA	The Hongkong and Shanghai
	Banking	The Hongkong and
Shanghai
	Corporation Limited	Banking Corporation
Limited
	Sudam Kalu Ahire Marg, Worli	Mumbai
Mumbai 400 025
INDIA

	Deutsche Bank AG	Deutsche Bank AG
	Kodak House	Mumbai
222 D.N. Road, Fort
Mumbai 400 001

INDIA

	Standard Chartered Bank	Standard Chartered Bank
	Phoenix Centre, Phoenix Mills	Mumbai
Compound
Senapati Bapat Marg, Lower Parel
Mumbai 400 013
INDIA

INDONESIA	The Hongkong and Shanghai	Standard Chartered Bank
	Banking	Jakarta
Corporation Limited
World Trade Center
Jl. Jend Sudirman Kav. 29-31
Jakarta 10023
INDONESIA

5 of 14

COUNTRY	SUB-CUSTODIAN	CORRESPONDENT BANK
-------	-------------	------------------

	Standard Chartered Bank	Standard Chartered Bank
	Jl. Jend Sudirman Kav. 33-A	Jakarta
Jakarta 10220
INDONESIA

IRELAND	Bank of Ireland	Chase Manhattan Bank AG
International Financial Services Frankfurt
Centre
1 Harbourmaster Place
Dublin 1
IRELAND

	Allied Irish Banks, p.l.c.	Chase Manhattan Bank AG
	P.O. Box 518	Frankfurt
International Financial Services
Centre
Dublin 1
IRELAND

ISRAEL	Bank Leumi le-Israel B.M.	Bank Leumi Le-Israel
B.M.
	35, Yehuda Halevi Street	Tel Aviv
61000 Tel Aviv
ISRAEL

ITALY

BNPPARIBASS.A.

ChaseManhattanBankAG

	2 Piazza San Fedele	Frankfurt
20121 Milan
ITALY

IVORY COAST	Societe Generale de Banques en	Societe Generale
	Cote	Paris
d'Ivoire
5 et 7, Avenue J. Anoma - 01 B.P. 1355
Abidjan 01
IVORY COAST

JAMAICA	CIBC Trust and Merchant Bank	CIBC Trust and Merchant
Bank
	Jamaica Limited	Jamaica Limited
	23-27 Knutsford Blvd.	Kingston
Kingston 10
JAMAICA

JAPAN	The Fuji Bank, Limited	The Chase Manhattan Bank
	6-7 Nihonbashi-Kabutocho	Tokyo
Chuo-Ku
Tokyo 103
JAPAN

6 of 14

COUNTRY	SUB-CUSTODIAN	CORRESPONDENT BANK
-------	-------------	------------------

	The Bank of Tokyo-Mitsubishi,	The Chase Manhattan Bank
	Limited	Tokyo
3-2 Nihombashi Hongkucho 1-chome
Chuo-ku
Tokyo 103
JAPAN

JORDAN	Arab Bank Plc	Arab Bank Plc
	P O Box 950544-5	Amman
Amman
Shmeisani
JORDAN

KAZAKHSTAN	ABN AMRO Bank Kazakhstan	ABN AMRO Bank Kazakhstan
	45, Khadzhi Mukana Street	Almaty
480099 Almaty
KAZAKHSTAN

KENYA	Barclays Bank of Kenya Limited	Barclays Bank of Kenya
Ltd
	c/o Barclaytrust Investment	Nairobi
Services & Limited
Mezzanine 3, Barclays Plaza,
Loita Street
Nairobi
KENYA

LATVIA	A/S Hansabanka	A/S Hansabanka
	Kalku iela 26	Riga
Riga, LV 1050
LATVIA

LEBANON	HSBC Bank Middle East	The Chase Manhattan Bank
	Ras-Beirut Branch	New York
P.O. Box 11-1380
Abdel Aziz
Ras-Beirut
LEBANON

LITHUANIA	Vilniaus Bankas AB	Vilniaus Bankas AB
	Ukmerges str. 41-106	Vilnius
LT 2662 Vilnius
LITHUANIA

LUXEMBOURG	Banque Generale du Luxembourg S.AChase Manhattan Bank AG
	50 Avenue J.F. Kennedy	Frankfurt
L-2951
LUXEMBOURG

7 of 14

COUNTRY	SUB-CUSTODIAN	CORRESPONDENT BANK
-------	-------------	------------------

MALAYSIA	The Chase Manhattan Bank (M)	The Chase Manhattan Bank
	Berhad	(M) Berhad
	Menara Dion, Level 26	Kuala Lumpur
Jalan Sultan Ismail
50250, Kuala Lumpur
MALAYSIA

	HSBC Bank Malaysia Berhad	HSBC Bank Malaysia
Berhad
	2 Leboh Ampang	Kuala Lumpur
50100 Kuala Lumpur

MALAYSIA

MAURITIUS	The Hongkong and Shanghai BankingThe Hongkong and
Shanghai
	Corporation Limited	Banking Corporation
Limited
	5/F Les Cascades Building	Port Louis
Edith Cavell Street
Port Louis
MAURITIUS

MEXICO	Chase Manhattan Bank Mexico, S.A.Chase Manhattan Bank
Mexico,
	Torre Optima	S.A.
Paseo de las Palmas #405 Piso 15 Mexico, D.F
Lomas de Chapultepec
11000 Mexico, D. F.
MEXICO

	Citibank Mexico, S.A.	Citibank Mexico, S.A.
	Paseo de la Reforma 390	Mexico, D.F
06695 Mexico, D.F.
MEXICO

MOROCCO	Banque Commerciale du Maroc S.A. Banque Commerciale du
Maroc S.A
	2 Boulevard Moulay Youssef	Casablanca
Casablanca 20000
MOROCCO

NAMIBIA	Standard Bank Namibia Limited	Standard Corporate &
Merchant
	Mutual Platz	Bank Johannesburg
Cnr. Stroebel and Post Streets
P.O.Box 3327
Windhoek
NAMIBIA

NETHERLANDS	ABN AMRO N.V.	Chase Manhattan Bank AG
	Kemelstede 2	Frankfurt
P. O. Box 3200
4800 De Breda
NETHERLANDS

8 of 14

COUNTRY

SUB-CUSTODIAN

CORRESPONDENTBANK

  ------------- ------------------

	Fortis Bank (Nederland) N.V.	Chase Manhattan Bank AG
	55 Rokin	Frankfurt
P.O. Box 243
1000 AE Amsterdam
NETHERLANDS

NEW ZEALAND	National Nominees Limited	National Bank of New
Zealand
	Level 2 BNZ Tower	Wellington
125 Queen Street
Auckland
NEW ZEALAND

*NIGERIA*	Stanbic Merchant Bank Nigeria	Standard Bank of South
Africa
	Limited	Johannesburg
188 Awolowo Road
P.O. Box 54746
Falomo, Ikoyi
Lagos
NIGERIA

*RESTRICTEDSERVICEONLY.PLEASECONTACTYOURRELATIONSHIPMANAGER

FORFURTHERINFORMATION.*

NORWAY	Den norske Bank ASA	Den norske Bank ASA
	Stranden 21	Oslo
PO Box 1171 Sentrum
N-0107 Oslo
NORWAY

OMAN	HSBC Bank Middle East	Oman Arab Bank
	Bait Al Falaj Main Office	Muscat
Ruwi, Muscat PC 112
OMAN

PAKISTAN	Citibank, N.A.	Citibank, N.A.
	AWT Plaza	Karachi
I.I. Chundrigar Road
Karachi 74200
PAKISTAN

	Deutsche Bank AG	Deutsche Bank AG
	Unitowers	Karachi
I.I. Chundrigar Road
Karachi 74200
PAKISTAN

9 of 14

COUNTRY	SUB-CUSTODIAN	CORRESPONDENT BANK
-------	-------------	------------------

	Standard Chartered Bank	Standard Chartered Bank
	Box 4896	Karachi
Ismail Ibrahim Chundrigar Road
Karachi 74200
PAKISTAN

PERU	Citibank, N.A.	Banco de Credito del
Peru
	Camino Real 457	Lima
Torre Real - 5th Floor
San Isidro, Lima 27
PERU

PHILIPPINES	The Hongkong and Shanghai BankingThe Hongkong and
Shanghai
	Corporation Limited	Banking Corporation
Limited
	30/F Discovery Suites	Manila
25 ADB Avenue
Ortigas Center
Pasig City, Manila
PHILIPPINES

POLAND	Bank Handlowy w. Warszawie S.A.	Bank Rozwoju Eksportu
S.A.
	ul. Senatorska 16	Warsaw
00-082 Warsaw
POLAND

	Bank Polska Kasa Opieki S.A.	Bank Rozwoju Eksportu
S.A.
	11 Lucka street	Warsaw
00-950 Warsaw
POLAND

PORTUGAL	Banco Espirito Santo e Comercial Chase Manhattan Bank AG
	de Lisboa, S.A.	Frankfurt
Rua Mouzinho da Silveira, 36 R/c
1250 Lisbon
PORTUGAL

	Banco Comercial Portugues, S.A.	Chase Manhattan Bank AG

	Rua Augusta, 62174	Frankfurt
1100 Lisbon
PORTUGAL

ROMANIA	ABN AMRO Bank (Romania) S.A.	ABN AMRO Bank (Romania)
S.A.
	World Trade Centre Building-E,	Bucharest
2nd Floor
Bld. Expozitiei Nr. 2
78334 Bucharest 1
ROMANIA

10 of 14

COUNTRY	SUB-CUSTODIAN	CORRESPONDENT BANK
-------	-------------	------------------

	ING Bank N.V.	ING Bank N.V.
	13-15 Kiseleff Blvd	Bucharest
Bucharest 1
ROMANIA

*RUSSIA*	Chase Manhattan Bank	The Chase Manhattan Bank
International
	1st Tverskaya - Yamskaya, 23	New York
	125047 Moscow	A/C The Chase Manhattan
	RUSSIA	London (US$ NOSTRO
Account)

	Credit Suisse First Boston AO	The Chase Manhattan Bank
	Nikitsky Pereulok, 5	New York
	103009 Moscow	A/C The Chase Manhattan
	RUSSIA	London (US$ NOSTRO
Account)

*RESTRICTEDSERVICEONLY.PLEASECONTACTYOURRELATIONSHIPMANAGER

FORFURTHERINFORMATION.*

SINGAPORE	Standard Chartered Bank	Oversea-Chinese Banking
	3/F, 6 Battery Road	Corporation
	049909	Singapore
SINGAPORE

SLOVAK REPUBLIC Ceskoslovenska Obchodni		Ceskoslovenska Obchodni
	Banka, A.S.	Banka, A.S.
	Michalska 18	Bratislava
815 63 Bratislava
SLOVAK REPUBLIC

SLOVENIA	Bank Austria Creditanstalt d.d.	Bank Austria
Creditanstalt d.d.
	Ljubljana	Ljubljana
Kotnikova 5
SL-61104 Ljubljana
SLOVENIA

SOUTH AFRICA	The Standard Bank of South	Standard Corporate &
Merchant
	Africa Limited	Bank
	Standard Bank Centre	Johannesburg
1st Floor
5 Simmonds Street
Johannesburg 2001
SOUTH AFRICA

SOUTH KOREA	The Hongkong and Shanghai BankingThe Hongkong and
Shanghai
	Corporation Limited	Banking
	5/F HSBC Building	Corporation Limited
	#25, Bongrae-dong 1-ga	Seoul
Seoul
SOUTH KOREA

11 of 14

COUNTRY	SUB-CUSTODIAN	CORRESPONDENT BANK
-------	-------------	------------------

	Standard Chartered Bank	Standard Chartered Bank
	22/F, Seoul Finance Centre	Seoul
Building 63, Mukyo-dong, Chung-Ku
Seoul
SOUTH KOREA

SPAIN	Chase Manhattan Bank CMB, S.A.	Chase Manhattan Bank AG
	Paseo de la Castellana, 51	Frankfurt
28046 Madrid
SPAIN

SRI LANKA	The Hongkong and Shanghai BankingThe Hongkong and
Shanghai
	Corporation Limited	Banking Corporation
Limited
	Unit #02-02, West Block Podium	Colombo
World Trade Center

Colombo 1
SRI LANKA

SWEDEN	Skandinaviska Enskilda Banken	Svenska Handelsbanken
	Sergels Torg 2	Stockholm
SE-106 40 Stockholm
SWEDEN

SWITZERLAND	UBS AG	UBS AG
	45 Bahnhofstrasse	Zurich
8021 Zurich
SWITZERLAND

TAIWAN	The Chase Manhattan Bank	The Chase Manhattan Bank
	14th Floor	Taipei
2, Tun Hwa S. Road Sec. 1
Taipei
TAIWAN

The Hongkong and Shanghai BankingThe Hongkong and
Shanghai
	Corporation Limited	Banking Corporation
Limited
	International Trade Building	Taipei
16th Floor, Taipei World Trade
Center
333 Keelung Road, Section 1
Taipei 110
TAIWAN

THAILAND	Standard Chartered Bank	Standard Chartered Bank
	14th Floor, Zone B	Bangkok
Sathorn Nakorn Tower
100 North Sathorn Road
Bangrak, Bangkok 10500
THAILAND

12of14


COUNTRY	SUB-CUSTODIAN	CORRESPONDENT BANK
-------	-------------	------------------

TUNISIA	Banque Internationale Arabe de	Banque Internationale
Arabe de
	Tunisie, S.A.	Tunis
S.A.
70-72 Avenue Habib Bourguiba
P.O. Box 520
1080 Tunis Cedex

TUNISIA

TURKEY	The Chase Manhattan Bank	The Chase Manhattan Bank
	Emirhan Cad. No: 145	Istanbul
Atakule, A Blok Kat:11
80700-Dikilitas/Besiktas
Istanbul
TURKEY

*UKRAINE*	ING Bank Ukraine	ING Bank Ukraine
	28 Kominterna Street	Kiev
5th Floor
Kiev, 252032
UKRAINE

*RESTRICTEDSERVICEONLY.PLEASECONTACTYOURRELATIONSHIPMANAGER

FORFURTHERINFORMATION.*

U.A.E.	HSBC Bank Middle East	The National Bank of Abu
Dhabi
	P.O. Box 66	Abu Dhabi
Dubai
UNITED ARAB EMIRATES

U.K.	The Chase Manhattan Bank	National Westminster
Bank
	Crosby Court	London
Ground Floor
38 Bishopsgate
London EC2N 4AJ
UNITED KINGDOM

URUGUAY	BankBoston, N.A.	BankBoston, N.A.
	Zabala 1463	Montevideo
Montevideo
URUGUAY

U.S.A.	The Chase Manhattan Bank	The Chase Manhattan Bank
	4 New York Plaza	New York
New York
NY 10004
U.S.A.

13 of 14

COUNTRY	SUB-CUSTODIAN	CORRESPONDENT BANK

  ------------- ------------------

VENEZUELA	Citibank, N.A.	Citibank, N.A.
	Carmelitas a Altagracia	Caracas
Edificio Citibank
Caracas 1010
VENEZUELA

ZAMBIA	Barclays Bank of Zambia Limited	Barclays Bank of Zambia
Ltd
	Kafue House, Cairo Road	Lusaka
Lusaka
ZAMBIA

ZIMBABWE	Barclays Bank of Zimbabwe LimitedBarclays Bank of
Zimbabwe Ltd
	2nd Floor, 3 Anchor House	Harare
Jason Mayo Avenue
Harare

14 of 14

[LOGO]
JPMORGAN
SECURITIESDEPOSITORIES



--------------------------------------------------------------------------------------------------------------------COUNTRY DEPOSITORY

INSTRUMENTS --------------------------------------------------------------------------------------------------------------------            Argentina CVSA

Equity,CorporateDebt,GovernmentDebt (CajadeValoresS.A.) --------------------------------------------------------------------------------------------------------------------Argentina CRYL

GovernmentDebt

     (CentraldeRegistrationyLiquidacionde InstrumentosdeEndeudamientoPublico) --------------------------------------------------------------------------------------------------------------------

Australia	Austraclear Limited
Corporate Debt, Money Market,

Semi-GovernmentDebt --------------------------------------------------------------------------------------------------------------------Australia CHESS

Equity

     (ClearingHouseElectronicSub-registerSystem) --------------------------------------------------------------------------------------------------------------------Australia RITS

GovernmentDebt

     (ReserveBankofAustralia/ReserveBank InformationandTransferSystem) --------------------------------------------------------------------------------------------------------------------Austria OeKB

Equity,CorporateDebt,GovernmentDebt (OesterreichischeKontrollbankAG) --------------------------------------------------------------------------------------------------------------------Belgium CIK

Equity,CorporateDebt

     (CaisseInterprofessionnelledeDepotsetde VirementsdeTitresS.A.) --------------------------------------------------------------------------------------------------------------------Belgium NBB

CorporateDebt,GovernmentDebt (NationalBankofBelgium) --------------------------------------------------------------------------------------------------------------------Brazil CBLC

Equity

     (CompanhiaBrasileiradeLiquidacaoeCustodia) --------------------------------------------------------------------------------------------------------------------

Brazil	CETIP
Corporate Debt

     (CentraldeCustodiaeLiquidacaoFinanciera deTitulosPrivados) --------------------------------------------------------------------------------------------------------------------Brazil SELIC

GovernmentDebt

     (SistemaEspecialdeLiquidacaoeCustodia) --------------------------------------------------------------------------------------------------------------------Bulgaria BNB

GovernmentDebt

     (BulgariaNationalBank) --------------------------------------------------------------------------------------------------------------------

Bulgaria	CDAD
Equity, Corporate Debt

     (CentralDepositoryA.D.) --------------------------------------------------------------------------------------------------------------------Canada CDS

Equity,Corporate,GovernmentDebt (TheCanadianDepositoryforSecurities Limited) --------------------------------------------------------------------------------------------------------------------

This document isfor information onlyandisdesignedtokeepyou abreastof marketconditionsandprocedures.Thisdocumentisintendedneitherto influence your investment decisionsnortoamendorsupplement anyagreement governing your relations with JP Morgan Chase. JP Morgan Chase has gathered the information from a source it considers reliable, however, it cannot be responsible for inaccuracies, incomplete information or updating of the informationfurnishedhereby.

     April 19,2001

1


[LOGO]
JPMORGAN
SECURITIESDEPOSITORIES



--------------------------------------------------------------------------------------------------------------------COUNTRY DEPOSITORY

INSTRUMENTS --------------------------------------------------------------------------------------------------------------------            --------------------------------------------------------------------------------------------------------------------Chile DCV

Equity,CorporateDebt,GovernmentDebt

     (DepositoCentraldeValoresS.A.) --------------------------------------------------------------------------------------------------------------------China,Shanghai SSCCRC

Equity

     (ShanghaiSecuritiesCentralClearingand RegistrationCorporation) --------------------------------------------------------------------------------------------------------------------China,Shenzhen SSCC

Equity

     (ShenzhenSecuritiesClearingCompany,Limited) --------------------------------------------------------------------------------------------------------------------Colombia DCV

GovernmentDebt

     (DepositoCentraldeValores) --------------------------------------------------------------------------------------------------------------------Colombia DECEVAL

Equity,CorporateDebt,GovernmentDebt (DepositoCentralizadodeValoresdeColombia S.A.) --------------------------------------------------------------------------------------------------------------------Croatia SDA

Equity,GovernmentDebt

     (CentralDepositoryAgencyInc.-Stredisnja depozitarnaagencijad.d.) --------------------------------------------------------------------------------------------------------------------Croatia MinistryofFinanceoftheRepublicofCroatia Short-termdebtissuedbytheMinistryof

Finance. --------------------------------------------------------------------------------------------------------------------Croatia CNB

Short-termdebtissuedbytheNational (CroatianNationalBank) BankofCroatia. --------------------------------------------------------------------------------------------------------------------CzechRepublic SCP

Equity,CorporateDebt,GovernmentDebt (Strediskocennychpapiru) --------------------------------------------------------------------------------------------------------------------CzechRepublic CNB

GovernmentDebt

     (CzechNationalBank) --------------------------------------------------------------------------------------------------------------------

Denmark VP Equity,CorporateDebt,GovernmentDebt (VaerdipapircentralenA/S) --------------------------------------------------------------------------------------------------------------------Egypt MCSD

Equity,CorporateDebt

     (MisrforClearing,SettlementandDepository, S.A.E.) --------------------------------------------------------------------------------------------------------------------Estonia ECDS

Equity,CorporateDebt,GovernmentDebt (EstonianCentralDepositoryforSecurities Limited-EestiVaatpaberiteKeskdepositoorium) --------------------------------------------------------------------------------------------------------------------Euromarket DCC

Euro-CDs

     (TheDepositoryandClearingCentre) --------------------------------------------------------------------------------------------------------------------Euromarket Clearstream Euro-Debt (ClearstreamBanking,S.A.) --------------------------------------------------------------------------------------------------------------------Euromarket Euroclear Euro-Debt --------------------------------------------------------------------------------------------------------------------

This document isfor information onlyandisdesignedtokeepyou abreastof marketconditionsandprocedures.Thisdocumentisintendedneitherto influence your investment decisionsnortoamendorsupplement anyagreement governing your relations with JP Morgan Chase. JP Morgan Chase has gathered the information from a source it considers reliable, however, it cannot be responsible for inaccuracies, incomplete information or updating of the informationfurnishedhereby.

     April 19,2001 2

[LOGO]

JPMORGAN
SECURITIESDEPOSITORIES



--------------------------------------------------------------------------------------------------------------------COUNTRY DEPOSITORY

INSTRUMENTS --------------------------------------------------------------------------------------------------------------------            Finland APK

Equity,CorporateDebt,GovernmentDebt (FinnishCentralSecuritiesDepositoryLimited) --------------------------------------------------------------------------------------------------------------------France EuroclearFrance Equity,CorporateDebt,GovernmentDebt --------------------------------------------------------------------------------------------------------------------Germany Clearstream Equity,CorporateDebt,GovernmentDebt (ClearstreamBankingAG) --------------------------------------------------------------------------------------------------------------------Greece CSD

Equity,CorporateDebt

     (CentralSecuritiesDepositoryS.A.) --------------------------------------------------------------------------------------------------------------------Greece BoG

GovernmentDebt

     (BankofGreece) --------------------------------------------------------------------------------------------------------------------HongKong HKSCC

Equity

     (HongKongSecuritiesClearingCompanyLimited) --------------------------------------------------------------------------------------------------------------------HongKong CMU

CorporateDebt,GovernmentDebt (CentralMoneymarketsUnit) --------------------------------------------------------------------------------------------------------------------Hungary KELER

Equity,CorporateDebt,GovernmentDebt (CentralClearingHouseandDepository (Budapest)Ltd.-KozpontiElszamolohazes Ertektar(Budapest)Rt.)

--------------------------------------------------------------------------------------------------------------------India NSDL

Equity,CorporateDebt,GovernmentDebt (NationalSecuritiesDepositoryLimited) --------------------------------------------------------------------------------------------------------------------India CDSL

Equity

     (CentralDepositoryServices(India)Limited) --------------------------------------------------------------------------------------------------------------------India RBI

GovernmentDebt

     (ReserveBankofIndia) --------------------------------------------------------------------------------------------------------------------Indonesia KSEI

Equity,CorporateDebt

     (PTKustodianSentralEfekIndonesia) --------------------------------------------------------------------------------------------------------------------Ireland CREST

Equity,CorporateDebt

     (CRESTCoLimited) --------------------------------------------------------------------------------------------------------------------Israel TASEClearingHouse Equity,CorporateDebt,GovernmentDebt (TelAvivStockExchangeClearingHouse) --------------------------------------------------------------------------------------------------------------------Italy MonteTitoliS.p.A. Equity,CorporateDebt,GovernmentDebt --------------------------------------------------------------------------------------------------------------------Italy Bancad'Italia GovernmentDebt --------------------------------------------------------------------------------------------------------------------

This document isfor information onlyandisdesignedtokeepyou abreastof marketconditionsandprocedures.Thisdocumentisintendedneitherto influence your investment decisionsnortoamendorsupplement anyagreement governing your relations with JP Morgan Chase. JP Morgan Chase has gathered the information from a source it considers reliable, however, it cannot be responsible for inaccuracies, incomplete information or updating of the informationfurnishedhereby.

April

19,2001

3


[LOGO]
JPMORGAN
SECURITIESDEPOSITORIES



--------------------------------------------------------------------------------------------------------------------COUNTRY DEPOSITORY

INSTRUMENTS --------------------------------------------------------------------------------------------------------------------            --------------------------------------------------------------------------------------------------------------------IvoryCoast DC/BR

Equity

     (LeDepositaireCentral/BanquedeReglement) --------------------------------------------------------------------------------------------------------------------Japan JASDEC

Equity,ConvertibleDebt

     (JapanSecuritiesDepositoryCenter) --------------------------------------------------------------------------------------------------------------------Japan BoJ

RegisteredGovernmentDebt (BankofJapan) --------------------------------------------------------------------------------------------------------------------Kazahkstan CSD

Equity

     (CentralSecuritiesDepositoryCJSC) --------------------------------------------------------------------------------------------------------------------Kenya CBCD

GovernmentDebt

     (CentralBankCentralDepository) --------------------------------------------------------------------------------------------------------------------Latvia LCD

Equity,CorporateDebt,GovernmentDebt

     (LatvianCentralDepository) --------------------------------------------------------------------------------------------------------------------Lebanon MidclearS.A.L.

Equity

     (CustodianandClearingCenterofFinancial InstrumentsforLebanonandtheMiddleEast S.A.L.) --------------------------------------------------------------------------------------------------------------------Lithuania CSDL

Equity,CorporateDebt,GovernmentDebt (CentralSecuritiesDepositoryofLithuania) --------------------------------------------------------------------------------------------------------------------Luxembourg Clearstream Equity (ClearstreamBankingS.A.) --------------------------------------------------------------------------------------------------------------------Malaysia MCD

Equity,CorporateDebt,GovernmentDebt (MalaysianCentralDepositorySdn.Bhd.) --------------------------------------------------------------------------------------------------------------------Mauritius CDS

Equity,CorporateDebt

     (CentralDepositoryandSettlementCompany Limited) --------------------------------------------------------------------------------------------------------------------Mexico INDEVAL

Equity,CorporateDebt,GovernmentDebt (S.D.INDEVALS.A.deC.V.) --------------------------------------------------------------------------------------------------------------------Morocco Maroclear Equity,CorporateDebt,GovernmentDebt --------------------------------------------------------------------------------------------------------------------Netherlands NECIGEF

Equity,CorporateDebt,GovernmentDebt (NederlandsCentraalInsituutvoorGiraal EffectenverkeerB.V.) --------------------------------------------------------------------------------------------------------------------NewZealand NZCSD

Equity,CorporateDebt,GovernmentDebt (NewZealandCentralSecuritiesDepository) --------------------------------------------------------------------------------------------------------------------

This document isfor information onlyandisdesignedtokeepyou abreastof marketconditionsandprocedures.Thisdocumentisintendedneitherto influence your investment decisionsnortoamendorsupplement anyagreement governing your relations with JP Morgan Chase. JP Morgan Chase has gathered the information from a source it considers reliable, however, it cannot be responsible for inaccuracies, incomplete information or updating of the informationfurnishedhereby.

     April 19,2001

4


[LOGO]
JPMORGAN
SECURITIESDEPOSITORIES



--------------------------------------------------------------------------------------------------------------------COUNTRY DEPOSITORY

INSTRUMENTS --------------------------------------------------------------------------------------------------------------------            --------------------------------------------------------------------------------------------------------------------Nigeria CSCS

Equity,CorporateDebt,GovernmentDebt (CentralSecuritiesClearingSystemLimited) --------------------------------------------------------------------------------------------------------------------Norway VPS

Equity,CorporateDebt,GovernmentDebt (Verdipapirsentralen) --------------------------------------------------------------------------------------------------------------------Oman MDSRC

Equity,CorporateDebt

(TheMuscatDepositoryandSecurities RegistrationCompany,S.A.O.C.)

--------------------------------------------------------------------------------------------------------------------Pakistan CDC

Equity,CorporateDebt

     (CentralDepositoryCompanyofPakistan Limited) --------------------------------------------------------------------------------------------------------------------Pakistan SBP

GovernmentDebt

     (StateBankofPakistan) --------------------------------------------------------------------------------------------------------------------Peru CAVALI

Equity,CorporateDebt,GovernmentDebt (CAVALIICLVS.A.) --------------------------------------------------------------------------------------------------------------------Philippines PCD

Equity

     (PhilippineCentralDepository,Inc.) --------------------------------------------------------------------------------------------------------------------Philippines ROSS

GovernmentDebt

     (BangkoSentralngPilipinas/Registerof ScriplessSecurities) --------------------------------------------------------------------------------------------------------------------Poland NDS

Equity,Long-TermGovernmentDebt (NationalDepositoryforSecuritiesS.A.) --------------------------------------------------------------------------------------------------------------------Poland CRT

Short-TermGovernmentDebt (CentralRegistryofTreasury-Bills) --------------------------------------------------------------------------------------------------------------------Portugal CVM

Equity,CorporateDebt,GovernmentDebt (CentraldeValoresMobiliarioseSistemade LiquidacaoeCompensacao) --------------------------------------------------------------------------------------------------------------------Romania SNCDD

Equity

     (NationalCompanyforClearing,Settlementand DepositoryforSecurities) --------------------------------------------------------------------------------------------------------------------Romania BSE

Equity

(BucharestStockExchangeRegistry)

-------------------------------------------------------------------------
-------------------------------------------

Russia VTB Equity,CorporateDebt,GovernmentDebt (Vneshtorgbank) (MinistryofFinanceBonds) --------------------------------------------------------------------------------------------------------------------         This document isfor information onlyandisdesignedtokeepyou abreastof marketconditionsandprocedures.Thisdocumentisintendedneitherto influence your investment decisionsnortoamendorsupplement anyagreement governing your relations with JP Morgan Chase. JP Morgan Chase has gathered the information from a source it considers reliable, however, it cannot be responsible for inaccuracies, incomplete information or updating of the informationfurnishedhereby.

     April 19,2001 5

     [LOGO] JPMORGAN

SECURITIESDEPOSITORIES



--------------------------------------------------------------------------------------------------------------------COUNTRY DEPOSITORY

INSTRUMENTS --------------------------------------------------------------------------------------------------------------------

Russia NDC Equity,CorporateDebt,GovernmentDebt (NationalDepositoryCentre) --------------------------------------------------------------------------------------------------------------------Russia DCC

Equity

     (DepositoryClearingCompany) --------------------------------------------------------------------------------------------------------------------

Singapore	CDP
Equity, Corporate Debt

     (TheCentralDepository(Pte)Limited) --------------------------------------------------------------------------------------------------------------------Singapore SGS

GovernmentDebt

     (MonetaryAuthorityofSingapore/Singapore GovernmentSecuritiesBook-EntrySystem) --------------------------------------------------------------------------------------------------------------------SlovakRepublic SCP

Equity,CorporateDebt,GovernmentDebt (StrediskocennychpapierovSRBratislava, a.s.) --------------------------------------------------------------------------------------------------------------------SlovakRepublic NBS

GovernmentDebt

     (NationalBankofSlovakia) --------------------------------------------------------------------------------------------------------------------Slovenia KDD

Equity,CorporateDebt,GovernmentDebt (Centralnaklirinskodepotnadruzbad.d.) --------------------------------------------------------------------------------------------------------------------SouthAfrica CDL

CorporateDebt,GovernmentDebt (CentralDepository(Pty)Limited) --------------------------------------------------------------------------------------------------------------------SouthAfrica STRATE

Equity

     (ShareTransactionsTotallyElectronic) --------------------------------------------------------------------------------------------------------------------SouthKorea KSD

Equity,CorporateDebt,GovernmentDebt (KoreaSecuritiesDepository) --------------------------------------------------------------------------------------------------------------------Spain SCLV

Equity,CorporateDebt

(ServiciodeCompensacionyLiquidacionde

Valores,

     S.A.) --------------------------------------------------------------------------------------------------------------------Spain CBEO

GovernmentDebt

     (BancodeEspana/CentralBookEntryOffice) --------------------------------------------------------------------------------------------------------------------

Sri Lanka	CDS
Equity, Corporate Debt

     (CentralDepositorySystem(Private)Limited) --------------------------------------------------------------------------------------------------------------------Sweden VPC

Equity,CorporateDebt,GovernmentDebt (VardepapperscentralenAB) --------------------------------------------------------------------------------------------------------------------

This document isfor information onlyandisdesignedtokeepyou abreastof marketconditionsandprocedures.Thisdocumentisintendedneitherto influence your investment decisionsnortoamendorsupplement anyagreement governing your relations with JP Morgan Chase. JP Morgan Chase has gathered the information from a source it considers reliable, however, it cannot be responsible for inaccuracies, incomplete information or updating of the informationfurnishedhereby.

     April 19,2001


[LOGO]
JPMORGAN
SECURITIESDEPOSITORIES



--------------------------------------------------------------------------------------------------------------------COUNTRY DEPOSITORY

INSTRUMENTS --------------------------------------------------------------------------------------------------------------------            Switzerland SIS

Equity,CorporateDebt,GovernmentDebt (SISSegaInterSettleAG)

--------------------------------------------------------------------------------------------------------------------Taiwan TSCD

Equity,GovernmentDebt

     (TaiwanSecuritiesCentralDepositoryCo., Ltd.) --------------------------------------------------------------------------------------------------------------------Thailand TSD

Equity,CorporateDebt,GovernmentDebt (ThailandSecuritiesDepositoryCompany Limited) --------------------------------------------------------------------------------------------------------------------Tunisia STICODEVAM

Equity,CorporateDebt,GovernmentDebt (SocieteTunisienneInterprofessionnellepour laCompensationetleDepotdesValeurs Mobilieres) --------------------------------------------------------------------------------------------------------------------Turkey TAKASBANK

Equity,CorporateDebt,GovernmentDebt (IMKBTakasveSaklamaBankasiA.S.) --------------------------------------------------------------------------------------------------------------------UnitedKingdom CREST

Equity,CorporateDebt,GovernmentDebt (CRESTCoLimited) --------------------------------------------------------------------------------------------------------------------UnitedKingdom CMO

Sterling&EuroCDs,CommercialPaper (CentralMoneymarketsOffice) --------------------------------------------------------------------------------------------------------------------UnitedStates DTC

Equity,CorporateDebt

     (DepositoryTrustCompany) --------------------------------------------------------------------------------------------------------------------UnitedStates PTC

MortgageBackDebt

     (ParticipantsTrustCompany) --------------------------------------------------------------------------------------------------------------------

United States Government Debt	FED

     (TheFederalReserveBook-EntrySystem) --------------------------------------------------------------------------------------------------------------------Uruguay BCU

CorporateDebt,GovernmentDebt (BancoCentraldelUruguay)

--------------------------------------------------------------------------------------------------------------------Venezuela BCV

GovernmentDebt

     (BancoCentraldeVenezuela) --------------------------------------------------------------------------------------------------------------------Zambia CSD

Equity,GovernmentDebt

     (LuSECentralSharesDepositoryLimited) --------------------------------------------------------------------------------------------------------------------Zambia BoZ

GovernmentDebt

     (BankofZambia) --------------------------------------------------------------------------------------------------------------------

This document isfor information onlyandisdesignedtokeepyou abreastof marketconditionsandprocedures.Thisdocumentisintendedneitherto influence your investment decisionsnortoamendorsupplement anyagreement governing your relations with JP Morgan Chase. JP Morgan Chase has gathered the information from a source it considers reliable, however, it cannot be responsible for inaccuracies, incomplete information or updating of the informationfurnishedhereby.

     April 19,2001

7


EXHIBIT1-AMENDMENT#1

     Thefollowingisanamendment("Amendment")totheGlobalCustody Agreement datedJune25,2001(the "Agreement") byandbetweenTheChase ManhattanBank ("Bank")andeachopen-end management investment company listedon Exhibit1 thereto(eacha"Trust," collectively "Customer"). This Amendment servesto updatethenamesoftheTrustsandcertainoftheir portfolios (eacha "Fund") listedonExhibit1.Bankand Customer hereby agreethatallofthe termsand

conditionsassetforthintheAgreement arehereby incorporated by reference withrespecttotheTrustsandFundslistedbelow.

Exhibit1isherebyamendedasfollows:

VanguardBondIndexFunds VanguardIntermediate-TermBondIndexFund VanguardLong-TermBondIndexFund VanguardShort-TermBondIndexFund VanguardTotalBondMarketIndexFund

VanguardFixedIncomeSecuritiesFunds VanguardGNMAFund VanguardHigh-YieldCorporateFund VanguardInflationProtectedSecuritiesFund VanguardLong-TermCorporateFund

VanguardIndexFunds Vanguard500IndexFund VanguardExtendedMarketIndexFund VanguardGrowthIndexFund VanguardSmall-CapIndexFund VanguardTotalStockMarketIndexFund VanguardValueIndexFund

VanguardSpecializedFunds VanguardHealthCareFund VanguardPreciousMetalsFund

VanguardSTARFunds VanguardDevelopedMarketsIndexFund VanguardInstitutionalDevelopedMarketsIndexFund VanguardLifeStrategyConservativeGrowthFund VanguardLifeStrategyGrowthFund VanguardLifeStrategyIncomeFund VanguardLifeStrategyModerateGrowthFund

VanguardTax-ManagedFunds VanguardTax-ManagedBalancedFund VanguardTax-ManagedCapitalAppreciationFund VanguardTax-ManagedGrowthandIncomeFund VanguardTax-ManagedSmall-CapFund

VanguardWellesleyIncomeFund

VanguardWellingtonFund

1


VanguardWorldFunds VanguardInternationalGrowthFund

AGREED TO as of July 23, 2001 BY:
Chase Manhattan Bank		Each Fund listed on Exhibit 1
By:	/s James E. Cecere, Jr.	By:	/s Robert D. Snowden
Name:	James E. Cecere, Jr.	Name:	Robert D. Snowden
Title:	Vice President	Title:	Assistant Treasurer
2


EXHIBIT1-AMENDMENT#2

     Thefollowingisanamendment("Amendment")totheGlobalCustody Agreement datedJune25,2001andamendedJuly23,2001(the "Agreement") byand between JPMorgan ChaseBank (previously TheChase Manhattan Bank)("Bank") andeach open-end management investment company listedon Exhibit1thereto (eacha "Trust,"collectively"Customer"). ThisAmendmentservestoupdatethe namesof theTrustsandcertainoftheir portfolios(eacha"Fund")listedon Exhibit1.

BankandCustomerherebyagreethatallofthetermsandconditionsas setforth intheAgreementareherebyincorporatedbyreferencewithrespecttothe Trusts andFundslistedbelow.

Exhibit1isherebyamendedasfollows:

VanguardBondIndexFunds VanguardIntermediate-TermBondIndexFund VanguardLong-TermBondIndexFund VanguardShort-TermBondIndexFund VanguardTotalBondMarketIndexFund

VanguardFixedIncomeSecuritiesFunds VanguardGNMAFund VanguardHigh-YieldCorporateFund VanguardInflationProtectedSecuritiesFund VanguardLong-TermCorporateFund

VanguardIndexFunds Vanguard500IndexFund VanguardExtendedMarketIndexFund VanguardGrowthIndexFund

VanguardSmall-CapIndexFund VanguardTotalStockMarketIndexFund VanguardValueIndexFund

VanguardInstitutionalIndexFunds VanguardInstitutionalTotalBondMarketIndexFund

VanguardSpecializedFunds VanguardHealthCareFund VanguardPreciousMetalsFund

VanguardSTARFunds VanguardDevelopedMarketsIndexFund VanguardInstitutionalDevelopedMarketsIndexFund VanguardLifeStrategyConservativeGrowthFund VanguardLifeStrategyGrowthFund VanguardLifeStrategyIncomeFund VanguardLifeStrategyModerateGrowthFund

VanguardTax-ManagedFunds VanguardTax-ManagedBalancedFund VanguardTax-ManagedCapitalAppreciationFund VanguardTax-ManagedGrowthandIncomeFund VanguardTax-ManagedSmall-CapFund

VanguardWellesleyIncomeFund

VanguardWellingtonFund

VanguardWhitehallFund VanguardInternationalExplorerFund

VanguardWorldFunds VanguardInternationalGrowthFund

AGREED TO as of May 20, 2002 BY:
JPMorgan Chase Bank		Each Fund listed on
Exhibit 1
By:	/S/ JAMES E. CECERE, JR.	By:	/S/ THOMAS J.
HIGGINS
Name:	James E. Cecere, Jr.	Name:	Thomas J.
Higgins
Title:	Vice President	Title:	Treasurer
EXHIBIT 1 - AMENDMENT #4

     Thefollowingisanamendment("Amendment")totheGlobalCustody Agreement datedJune25,2001andamended July23,2001, May20,2002, and November15, 2002(the "Agreement")byandbetweenJPMorganChaseBank(previously TheChase ManhattanBank)("Bank")andeachopen-endmanagement investmentcompany listed onExhibit1thereto(eacha"Trust,"collectively "Customer"). This Amendment servestoupdatethenamesoftheTrustsandcertainoftheirportfolios (eacha "Fund") listedonExhibit 1.Bankand Customer hereby agreethatall ofthe termsand conditionsassetforthintheAgreementarehereby incorporated by referencewithrespecttotheTrustsandFundslistedbelow.

Exhibit1isherebyamendedasfollows:

VanguardBondIndexFunds VanguardIntermediate-TermBondIndexFund VanguardLong-TermBondIndexFund VanguardShort-TermBondIndexFund VanguardTotalBondMarketIndexFund

VanguardChesterFunds VanguardTargetRetirementIncomeFund VanguardTargetRetirement2005Fund VanguardTargetRetirement2015Fund VanguardTargetRetirement2025Fund VanguardTargetRetirement2035Fund VanguardTargetRetirement2045Fund

VanguardFixedIncomeSecuritiesFunds VanguardGNMAFund VanguardHigh-YieldCorporateFund VanguardInflationProtectedSecuritiesFund VanguardLong-TermCorporateFund

VanguardIndexFunds Vanguard500IndexFund VanguardExtendedMarketIndexFund VanguardGrowthIndexFund VanguardLarge-CapIndexFund VanguardMid-CapIndexFund VanguardSmall-CapGrowthIndexFund VanguardSmall-CapIndexFund VanguardSmall-CapValueIndexFund VanguardTotalStockMarketIndexFund VanguardValueIndexFund

VanguardInstitutionalIndexFunds VanguardInstitutionalTotalBondMarketIndexFund

VanguardSpecializedFunds VanguardHealthCareFund VanguardPreciousMetalsFund

VanguardSTARFunds VanguardDevelopedMarketsIndexFund VanguardInstitutionalDevelopedMarketsIndexFund VanguardLifeStrategyConservativeGrowthFund VanguardLifeStrategyGrowthFund VanguardLifeStrategyIncomeFund VanguardLifeStrategyModerateGrowthFund

VanguardTax-ManagedFunds VanguardTax-ManagedBalancedFund VanguardTax-ManagedCapitalAppreciationFund VanguardTax-ManagedGrowthandIncomeFund VanguardTax-ManagedSmall-CapFund

VanguardWellesleyIncomeFund

VanguardWellingtonFund

VanguardWhitehallFund VanguardInternationalExplorerFund

VanguardWorldFunds VanguardInternationalGrowthFund

AGREED TO as of September 18, 2003		BY:
JPMorgan Chase Bank			Each Fund listed on
Exhibit 1

By:	/S/ JAMES E. CECERE, JR.		By:	/S/ THOMAS J.
HIGGINS
Name:	James E. Cecere, Jr.		Name:	Thomas J.
Higgins
Title:	Vice President		Title:	Treasurer


AMENDMENTTOGLOBALCUSTODYAGREEMENT

This
open-end

instrument,

dated November

25, 2003,

is between

each

managementinvestmentcompanylistedonExhibit1attachedtotheGlobal Custody Agreement(eacha"Trust") collectively ("Customer"), andJPMorgan ChaseBank ("Bank"). Itamends theGlobal Custody Agreement, dated June25, 2001(as amended),(the"CustodyAgreement")betweenCustomerandBank.

RECITAL

     CustomerandBankwishtoamendtheCustodyAgreementtoreflect changesto theproxyvotingserviceprovidedbyBank.

AMENDMENT

1.AmendmenttotheCustodyAgreement.

     Theexisting clause2.11shallbedeletedandreplaced withthe following newclause2.11:-

"2.11 ProxyVoting.

     (a)Bankshallprovide Customeroritsagentwithdetailsof Securitiesin the Accountonadailybasis ("Daily Holdings Data"), andBankor itsagent shallactinaccordancewith InstructionsfromanAuthorizedPersonin relation tomatters Customeroritsagentdetermineintheirabsolute discretion areto bevoteduponatmeetingsofholdersofFinancialAssets, basedupon suchDaily HoldingsData("theproxyvotingservice"). NeitherBanknoritsagent shallbe underanydutytoprovide Customer oritsagentwith information whichitor they receiveonmatterstobevoteduponat meetings ofholdersof Financial Assets.

     (b)Bankorits agent shall act upon Instructions to vote, provided InstructionsarereceivedbyBankoritsagentatitsproxyvoting departmentby therelevant deadlineforsuchInstructionsasdeterminedbyBankorits agent.

IfInstructionsarenotreceivedinatimelymanner, neitherBanknor itsagent shallbeobligatedtoprovidefurthernoticetoCustomer.


     (c)Inmarkets wheretheproxy voting serviceisnot available orwhere Bank hasnot received aduly completed enrollment formor other relevant documentation,BankoritsagentshallendeavortoactuponInstructions tovote onmattersbeforemeetingsofholdersofFinancialAssetswhereitis reasonably practicableforBankoritsagent(orits Subcustodiansornomineesas thecase maybe)todosoandwheresuch Instructions are receivedintimefor Bankor itsagenttotaketimelyaction.

     (d)Customer acknowledges thattheprovisionoftheproxyvoting service may be precluded or restricted under a variety of circumstances. These circumstancesinclude,butarenotlimitedto:(i)theFinancialAssets beingon loanoroutfor registration, (ii) the pendency of conversion or another corporateaction,or(iii)FinancialAssetsbeingheldatCustomer's requestin anamenot subjecttothecontrolofBankorits Subcustodian, ina marginor collateral accountatBankoranotherbankorbroker, orotherwiseina manner whichaffectsvoting,localmarketregulationsorpractices, or restrictionsby the issuer. Additionally, insome markets, Bankmayberequiredto voteall sharesheldforaparticular issueforallofBank'scustomersinthe sameway.

BankoritsagentshallinformCustomeroritsagentwherethisisthe case.

     (e)NotwithstandingthefactthatBankmayactinafiduciary capacitywith respecttoCustomerunderotheragreementsorotherwisehereunder,in performing theproxyvoting serviceBankshallbeacting solelyastheagentof Customer, andshallnotexerciseany discretion withregardtosuchproxyvoting service orvoteanyproxyexceptwhendirectedbyanAuthorizedPerson."

2.	Miscellaneous.
(a) This Amendment shall be governed under the laws of the United
States	or

StateofNew York, as applicable, without principles regardingconflictoflaws.

regardtoNew

York's

2


     (b)This Amendment shallbebinding uponandinuretothebenefit ofthe partiesandtheir respective heirs, successors and permitted assigns when executedbyallparties.NothinginthisAmendment,expressorimplied, shallbe construedtoconferanyrightsorremediesuponanypartyotherthanthe parties heretoandtheirrespectivesuccessorsandpermittedassigns.

     (c)AlldefinedtermsusedinthisAmendmentshallhavethesame meaningas providedintheCustodyAgreementexceptwherespecificallyherein modified.

     (d)Asmodifiedandamendedhereby,thepartiesherebyratify, approveand confirmtheCustodyAgreementinallrespects.

     (e)ThisAmendmentmaynotbechanged orally, butonlybyan agreementin writingsignedbythepartieshereto.

     (f)This Amendment maybesignedinanynumberof counterparts, eachof whichshallbeanoriginal, withthesameeffectasifthe signatures thereto andheretowereuponthesameinstrument.

3.EffectiveTime.

ThisAmendmentshallbeeffectiveasofNovember25,2003.

JPMORGAN CHASE BANK		EACH TRUST LISTED IN
EXHIBIT 1 OF
THE CUSTODY AGREEMENT

By:	/S/ JAMES E. CECERE, JR.	By:	/S/ THOMAS J.
HIGGINS

Name:	James E. Cecere, Jr.	Name:	Thomas J. Higgins

Title:	Vice President	Title:	Treasurer

3


EXHIBIT1-AMENDMENT#5

     Thefollowingisanamendment("Amendment")totheGlobalCustody Agreement datedJune25, 2001, asamended fromtimetotime(the "Agreement"), byand between JPMorganChaseBank (previouslyTheChaseManhattanBank) ("Bank")and eachopen-endmanagement investmentcompanylistedonExhibit1thereto (eacha "Trust,"collectively"Customer"). ThisAmendmentservestoupdatethe namesof theTrustsandcertainoftheir portfolios(eacha"Fund")listedon Exhibit1.

BankandCustomerherebyagreethatallofthetermsandconditionsas setforth intheAgreementareherebyincorporatedbyreferencewithrespecttothe Trusts andFundslistedbelow.

Exhibit1isherebyamendedasfollows:

VanguardBondIndexFunds VanguardIntermediate-TermBondIndexFund VanguardLong-TermBondIndexFund VanguardShort-TermBondIndexFund VanguardTotalBondMarketIndexFund

VanguardChesterFunds VanguardTargetRetirementIncomeFundVanguardTarget Retirement2005 FundVanguardTargetRetirement2015FundVanguardTarget Retirement 2025FundVanguardTargetRetirement2035FundVanguardTarget Retirement2045Fund

VanguardCMTFunds VanguardMarketLiquidityFund VanguardYorktownLiquidityFund

VanguardFixedIncomeSecuritiesFunds VanguardGNMAFund VanguardHigh-YieldCorporateFund VanguardInflationProtectedSecuritiesFund VanguardLong-TermCorporateFund

VanguardIndexFunds Vanguard500IndexFund VanguardExtendedMarketIndexFundVanguardGrowthIndexFund Vanguard

Large-CapIndexFundVanguardMid-CapIndexFundVanguardSmall-

Cap

GrowthIndexFundVanguardSmall-CapIndexFundVanguardSmall-

Cap

ValueIndexFundVanguardTotalStockMarketIndexFundVanguard

Value

IndexFund

VanguardInstitutionalIndexFunds VanguardInstitutionalTotalBondMarketIndexFund

VanguardSpecializedFunds VanguardHealthCareFund VanguardPreciousMetalsFund

VanguardSTARFunds VanguardDevelopedMarketsIndexFund VanguardInstitutionalDevelopedMarketsIndexFund VanguardLifeStrategyConservativeGrowthFund VanguardLifeStrategyGrowthFund VanguardLifeStrategyIncomeFund VanguardLifeStrategyModerateGrowthFund

VanguardTax-ManagedFunds VanguardTax-ManagedBalancedFund VanguardTax-ManagedCapitalAppreciationFund VanguardTax-ManagedGrowthandIncomeFund VanguardTax-ManagedSmall-CapFund

VanguardWellesleyIncomeFund

VanguardWellingtonFund

VanguardWhitehallFund VanguardInternationalExplorerFund

VanguardWorldFunds VanguardInternationalGrowthFund

AGREED TO as of May 13, 2004 BY:
JPMorgan Chase Bank		Each Fund listed on Exhibit
1
By:	/S/ Nela D'Agosta	By: /S/ THOMAS J. HIGGINS
Name:	Nela D'Agosta	Name:	Thomas J. Higgins
Title:	Vice President	Title:	Treasurer

Page2of2


EXHIBIT1-AMENDMENT#6

The followingisanamendment ("Amendment") totheGlobal Custody Agreement datedJune25, 2001, asamended fromtimetotime(the "Agreement"), byand between JPMorganChaseBank (previouslyTheChaseManhattanBank) ("Bank")and eachopen-endmanagement investmentcompanylistedonExhibit1thereto (eacha "Trust,"collectively"Customer"). ThisAmendmentservestoupdatethe namesof theTrustsandcertainoftheir portfolios(eacha"Fund")listedon Exhibit1.

BankandCustomerherebyagreethatallofthetermsandconditionsas setforth intheAgreementareherebyincorporatedbyreferencewithrespecttothe Trusts andFundslistedbelow.

Exhibit1isherebyamendedasfollows:

VanguardBondIndexFunds VanguardIntermediate-TermBondIndexFund VanguardLong-TermBondIndexFund VanguardShort-TermBondIndexFund VanguardTotalBondMarketIndexFund

VanguardChesterFunds VanguardTargetRetirementIncomeFundVanguardTarget Retirement2005 FundVanguardTargetRetirement2015FundVanguardTarget Retirement 2025FundVanguardTargetRetirement2035FundVanguardTarget Retirement2045Fund

VanguardCMTFunds VanguardMarketLiquidityFund VanguardYorktownLiquidityFund

VanguardFixedIncomeSecuritiesFunds VanguardGNMAFund VanguardHigh-YieldCorporateFund VanguardInflationProtectedSecuritiesFund VanguardLong-TermCorporateFund

VanguardIndexFunds Vanguard500IndexFund VanguardExtendedMarketIndexFundVanguardGrowthIndexFund Vanguard

Large-CapIndexFundVanguardMid-CapIndexFundVanguardSmall-

Cap

GrowthIndexFundVanguardSmall-CapIndexFundVanguardSmall-

Cap

ValueIndexFundVanguardTotalStockMarketIndexFundVanguard

Value

IndexFund

VanguardInstitutionalIndexFunds VanguardInstitutionalTotalBondMarketIndexFund

VanguardSpecializedFunds VanguardHealthCareFund VanguardPreciousMetalsFund VanguardREITIndexFund

VanguardSTARFunds VanguardDevelopedMarketsIndexFund VanguardInstitutionalDevelopedMarketsIndexFund VanguardLifeStrategyConservativeGrowthFund VanguardLifeStrategyGrowthFund VanguardLifeStrategyIncomeFund VanguardLifeStrategyModerateGrowthFund

VanguardTax-ManagedFunds VanguardTax-ManagedBalancedFund VanguardTax-ManagedCapitalAppreciationFund VanguardTax-ManagedGrowthandIncomeFund VanguardTax-ManagedSmall-CapFund

VanguardWellesleyIncomeFund

VanguardWellingtonFund

VanguardWhitehallFund VanguardInternationalExplorerFund

VanguardWorldFunds VanguardInternationalGrowthFund

AGREED TO as of August 27, 2004 BY:
JPMorgan Chase Bank		Each Fund listed on Exhibit 1
By:	/s Nela D'Agosta	By:	/s Thomas J. Higgins
Name:	Nela D'Agosta	Name:	Thomas J. Higgins
Title:	Vice President		Title:	Treasurer

EXHIBIT1-AMENDMENT#7

     Thefollowingisanamendment("Amendment")totheGlobalCustody Agreement datedJune25,2001,asamendedfromtimetotime(the"Agreement"),by and betweenJPMorganChaseBank(previouslyTheChaseManhattanBank) ("Bank")and eachopen-endmanagementinvestmentcompanylistedonExhibit1thereto (eacha "Trust,"collectively"Customer").ThisAmendmentservestoupdatethe namesof theTrustsandcertainoftheirportfolios(eacha"Fund")listedon Exhibit1.

BankandCustomerherebyagreethatallofthetermsandconditionsas setforth intheAgreementareherebyincorporatedbyreferencewithrespecttothe Trusts andFundslistedbelow.

Exhibit1isherebyamendedasfollows:

VanguardBalancedIndexFund VanguardBalancedIndexFund

VanguardBondIndexFunds VanguardIntermediate-TermBondIndexFund VanguardLong-TermBondIndexFund VanguardShort-TermBondIndexFund VanguardTotalBondMarketIndexFund

VanguardChesterFunds VanguardTargetRetirementIncomeFund VanguardTargetRetirement2005Fund VanguardTargetRetirement2015Fund VanguardTargetRetirement2025Fund VanguardTargetRetirement2035Fund VanguardTargetRetirement2045Fund

VanguardCMTFunds VanguardMarketLiquidityFund VanguardYorktownLiquidityFund

VanguardFixedIncomeSecuritiesFunds VanguardGNMAFund VanguardHigh-YieldCorporateFund VanguardInflationProtectedSecuritiesFund VanguardLong-TermCorporateFund

VanguardIndexFunds Vanguard500IndexFund VanguardExtendedMarketIndexFund VanguardGrowthIndexFund

VanguardLarge-CapIndexFund VanguardMid-CapIndexFund VanguardSmall-CapGrowthIndexFund VanguardSmall-CapIndexFund VanguardSmall-CapValueIndexFund VanguardTotalStockMarketIndexFund VanguardValueIndexFund

VanguardInstitutionalIndexFunds VanguardInstitutionalTotalBondMarketIndexFund


VanguardSpecializedFunds VanguardDividendAppreciationIndexFund VanguardHealthCareFund VanguardPreciousMetalsFund VanguardREITIndexFund

VanguardSTARFunds VanguardDevelopedMarketsIndexFund VanguardInstitutionalDevelopedMarketsIndexFund VanguardLifeStrategyConservativeGrowthFund VanguardLifeStrategyGrowthFund VanguardLifeStrategyIncomeFund VanguardLifeStrategyModerateGrowthFund

VanguardTax-ManagedFunds VanguardTax-ManagedBalancedFund VanguardTax-ManagedCapitalAppreciationFund VanguardTax-ManagedGrowthandIncomeFund VanguardTax-ManagedSmall-CapFund

VanguardVariableInsuranceFund TotalBondMarketIndexPortfolio

VanguardWellesleyIncomeFund

VanguardWellingtonFund

VanguardWhitehallFund VanguardInternationalExplorerFund

VanguardWorldFunds VanguardInternationalGrowthFund

AGREED TO as of February 28, 2006 BY:
JPMorgan Chase Bank		Each Fund listed on Exhibit 1
By:	/s/Nela D'Agosta	By:	/s/Thomas J. Higgins
	----------------		--------------------

Name:	Nela D'Agosta	Name:	Thomas J. Higgins

Title:	Vice President	Title:	Treasurer

EXHIBIT1-AMENDMENT#8

Thefollowingisanamendment("Amendment")totheGlobal

Custody

AgreementdatedJune25,2001,asamendedfromtimetotime(the "Agreement"), byandbetweenJPMorganChaseBank(previouslyTheChaseManhattanBank) ("Bank")andeachopen-endmanagementinvestmentcompanylistedon Exhibit1 thereto(eacha"Trust,"collectively"Customer").ThisAmendmentserves to updatethenamesoftheTrustsandcertainoftheirportfolios(eacha "Fund") listedonExhibit1.BankandCustomerherebyagreethatalloftheterms and conditionsassetforthintheAgreementareherebyincorporatedby reference withrespecttotheTrustsandFundslistedbelow.

Exhibit1isherebyamendedasfollows:

VanguardBalancedIndexFund VanguardBalancedIndexFund

VanguardBondIndexFunds VanguardIntermediate-TermBondIndexFund VanguardLong-TermBondIndexFund VanguardShort-TermBondIndexFund VanguardTotalBondMarketIndexFund

VanguardChesterFunds VanguardTargetRetirementIncomeFund VanguardTargetRetirement2005Fund VanguardTargetRetirement2010Fund VanguardTargetRetirement2015Fund VanguardTargetRetirement2020Fund VanguardTargetRetirement2025Fund VanguardTargetRetirement2030Fund VanguardTargetRetirement2035Fund VanguardTargetRetirement2040Fund VanguardTargetRetirement2045Fund VanguardTargetRetirement2050Fund

VanguardCMTFunds VanguardMarketLiquidityFund VanguardYorktownLiquidityFund

VanguardFixedIncomeSecuritiesFunds VanguardGNMAFund VanguardHigh-YieldCorporateFund VanguardInflationProtectedSecuritiesFund VanguardLong-TermCorporateFund

VanguardIndexFunds Vanguard500IndexFund VanguardExtendedMarketIndexFund VanguardGrowthIndexFund VanguardLarge-CapIndexFund VanguardMid-CapIndexFund VanguardSmall-CapGrowthIndexFund VanguardSmall-CapIndexFund VanguardSmall-Cap ValueIndexFund

VanguardTotalStockMarketIndexFund VanguardValueIndexFund

VanguardInstitutionalIndexFunds VanguardInstitutionalTotalBondMarketIndexFund

VanguardSpecializedFunds VanguardDividendAppreciationIndexFund VanguardHealthCareFund VanguardPreciousMetalsFund VanguardREITIndexFund

VanguardSTARFunds VanguardDevelopedMarketsIndexFund VanguardInstitutionalDevelopedMarketsIndexFund VanguardLifeStrategyConservativeGrowthFund VanguardLifeStrategyGrowthFund VanguardLifeStrategyIncomeFund VanguardLifeStrategyModerateGrowthFund

VanguardTax-ManagedFunds VanguardTax-ManagedBalancedFund VanguardTax-ManagedCapitalAppreciationFund VanguardTax-ManagedGrowthandIncomeFund VanguardTax-ManagedSmall-CapFund

VanguardVariableInsuranceFund TotalBondMarketIndexPortfolio

VanguardWellesleyIncomeFund

VanguardWellingtonFund

VanguardWhitehallFund VanguardInternationalExplorerFund

Vanguard World Funds
Vanguard International Growth Fund

AGREED TO as of March 22, 2006 BY:
JPMorgan Chase Bank		Each Fund listed on Exhibit
1
By:	/s/ Nela D'Agosta	By:	/s/ Thomas J.
Higgins
Name:	Nela D'Agosta	Name:	Thomas J. Higgins
Title:	Vice President	Title:	Treasurer
EXHIBIT 1 - AMENDMENT #9
The following is an amendment ("Amendment")		to the Global Custody
Agreement

datedJune25, 2001, asamended fromtimetotime(the "Agreement"), byand between JPMorganChaseBank (previouslyTheChaseManhattanBank) ("Bank")and eachopen-endmanagement investmentcompanylistedonExhibit1thereto (eacha "Trust,"collectively"Customer"). ThisAmendmentservestoupdatethe namesof theTrustsandcertainoftheir portfolios(eacha"Fund")listedon Exhibit1.

BankandCustomerherebyagreethatallofthetermsandconditionsas setforth intheAgreementareherebyincorporatedbyreferencewithrespecttothe Trusts andFundslistedbelow.

Exhibit1isherebyamendedasfollows:

VanguardBalancedIndexFund VanguardBalancedIndexFund

VanguardBondIndexFunds VanguardIntermediate-TermBondIndexFund VanguardLong-TermBondIndexFund VanguardShort-TermBondIndexFund VanguardTotalBondMarketIndexFund

VanguardChesterFunds VanguardTargetRetirementIncomeFund VanguardTargetRetirement2005Fund VanguardTargetRetirement2010Fund VanguardTargetRetirement2015Fund

VanguardTargetRetirement2020Fund VanguardTargetRetirement2025Fund VanguardTargetRetirement2030Fund VanguardTargetRetirement2035Fund VanguardTargetRetirement2040Fund VanguardTargetRetirement2045Fund VanguardTargetRetirement2050Fund

VanguardCMTFunds VanguardMarketLiquidityFund VanguardYorktownLiquidityFund

VanguardFixedIncomeSecuritiesFunds VanguardGNMAFund VanguardHigh-YieldCorporateFund VanguardInflationProtectedSecuritiesFund VanguardLong-TermInvestment-GradeFund

VanguardIndexFunds Vanguard500IndexFund VanguardExtendedMarketIndexFund VanguardGrowthIndexFund VanguardLarge-CapIndexFund VanguardMid-CapGrowthIndexFund VanguardMid-CapIndexFund VanguardMid-CapValueIndexFund VanguardSmall-CapGrowthIndexFund VanguardSmall-CapIndexFund VanguardSmall-CapValueIndexFund VanguardTotalStockMarketIndexFund VanguardValueIndexFund

VanguardInstitutionalIndexFunds VanguardInstitutionalTotalBondMarketIndexFund

VanguardSpecializedFunds VanguardDividendAppreciationIndexFund VanguardHealthCareFund VanguardPreciousMetalsFund VanguardREITIndexFund

VanguardSTARFunds VanguardDevelopedMarketsIndexFund VanguardInstitutionalDevelopedMarketsIndexFund VanguardLifeStrategyConservativeGrowthFund VanguardLifeStrategyGrowthFund VanguardLifeStrategyIncomeFund VanguardLifeStrategyModerateGrowthFund

VanguardTax-ManagedFunds VanguardTax-ManagedBalancedFund VanguardTax-ManagedCapitalAppreciationFund VanguardTax-ManagedGrowthandIncomeFund VanguardTax-ManagedSmall-CapFund

VanguardVariableInsuranceFund TotalBondMarketIndexPortfolio

VanguardWellesleyIncomeFund

VanguardWellingtonFund

VanguardWhitehallFund VanguardInternationalExplorerFund

VanguardWorldFunds VanguardInternationalGrowthFund

AGREEDTOasof____________,2006BY:

JPMorgan Chase Bank		Each Fund listed on Exhibit 1
By:	/s/ Nela D'Agosta	By:	/s/ Thomas J. Higgins
Name:	Nela D'Agosta	Name:	Thomas J. Higgins
Title:	Vice President	Title:	Treasurer

EXHIBIT1-AMENDMENT#10

Thefollowingisanamendment("Amendment")totheGlobal

Custody

AgreementdatedJune25,2001,asamendedfromtimetotime(the "Agreement"), byandbetweenJPMorganChaseBank(previouslyTheChaseManhattanBank) ("Bank")andeachopen-endmanagementinvestmentcompanylistedon Exhibit1 thereto(eacha"Trust,"collectively"Customer").ThisAmendmentserves to updatethenamesoftheTrustsandcertainoftheirportfolios(eacha "Fund") listedonExhibit1.BankandCustomerherebyagreethatalloftheterms and conditionsassetforthintheAgreementareherebyincorporatedby reference withrespecttotheTrustsandFundslistedbelow.

Exhibit1isherebyamendedasfollows:

VanguardBalancedIndexFund VanguardBalancedIndexFund

VanguardBondIndexFunds VanguardIntermediate-TermBondIndexFund VanguardLong-TermBondIndexFund VanguardShort-TermBondIndexFund

VanguardTotalBondMarketIndexFund

VanguardChesterFunds VanguardTargetRetirementIncomeFund oVanguardTargetRetirement2005Fund oVanguardTargetRetirement2010Fund oVanguardTargetRetirement2015Fund oVanguardTargetRetirement2020Fund oVanguardTargetRetirement2025Fund oVanguardTargetRetirement2030Fund oVanguardTargetRetirement2035Fund oVanguardTargetRetirement2040Fund VanguardTargetRetirement2045Fund oVanguardTargetRetirement2050Fund

VanguardCMTFunds VanguardMarketLiquidityFund VanguardYorktownLiquidityFund

VanguardFixedIncomeSecuritiesFunds VanguardGNMAFund VanguardHigh-YieldCorporateFund VanguardInflationProtectedSecuritiesFund VanguardLong-TermCorporateFund

VanguardIndexFunds Vanguard500IndexFund VanguardExtendedMarketIndexFund VanguardGrowthIndexFund VanguardLarge-CapIndexFund VanguardMid-CapGrowthIndexFund VanguardMid-CapIndexFund VanguardMid-CapValueIndexFund VanguardSmall-CapGrowthIndexFund VanguardSmall-CapIndexFund VanguardSmall-CapValueIndexFund VanguardTotalStockMarketIndexFund VanguardValueIndexFund

VanguardInstitutionalIndexFunds VanguardInstitutionalTotalBondMarketIndexFund

VanguardSpecializedFunds VanguardDividendAppreciationIndexFund VanguardHealthCareFund VanguardPreciousMetalsFund VanguardREITIndexFund

VanguardSTARFunds VanguardDevelopedMarketsIndexFund VanguardInstitutionalDevelopedMarketsIndexFund VanguardLifeStrategyConservativeGrowthFund VanguardLifeStrategyGrowthFund VanguardLifeStrategyIncomeFund

VanguardLifeStrategyModerateGrowthFund

VanguardTax-ManagedFunds VanguardTax-ManagedBalancedFund VanguardTax-ManagedCapitalAppreciationFund VanguardTax-ManagedGrowthandIncomeFund VanguardTax-ManagedSmall-CapFund

VanguardVariableInsuranceFund TotalBondMarketIndexPortfolio

VanguardWellesleyIncomeFund

VanguardWellingtonFund

VanguardWhitehallFund VanguardHighDividendYieldIndexFund VanguardInternationalExplorerFund

VanguardWorldFunds VanguardInternationalGrowthFund

AGREED TO as of September 6, 2006 BY:
JPMorgan Chase Bank		Each Fund listed on
Exhibit 1
By:	/s/ Nela D'Agosta	By:	/s/ Thomas J.
Higgins
Name:	Nela D'Agosta	Name:	Thomas J.
Higgins
Title:	Vice President	Title:	Treasurer


EXHIBIT1-AMENDMENT#11

     Thefollowingisanamendment("~mendment")totheGlobalCustody Agreement datedJune 25,2001, as amended fromtimetotime(the "Agreement"), byand between JPMorganChaseBank (previously TheChaseManhattanBank) ("Bank)and eachopen-endmanagement investmentcompanylistedonExhibit1thereto (eacha "Trust,"collectively"Customer"). ThisAmendmentservestoupdatethe namesof

theTrustsandcertainoftheir portfolios(eacha"Fund")listedon Exhibit1.

BankandCustomerherebyagreethatallofthetermsandconditionsas setforth intheAgreementareherebyincorporatedbyreferencewithrespecttothe Trusts andFundslistedbelow.

Exhibit1isherebyamendedasfollows:

VanguardBalancedIndexFund VanguardBalancedIndexFund

VanguardBondIndexFunds VanguardIntermediate-TermBondIndexFund VanguardLong-TermBondIndexFund VanguardShort-TermBondIndexFund VanguardTotalBondMarketIndexFund

VanguardChesterFunds VanguardTargetRetirementIncomeFund VanguardTargetRetirement2005Fund VanguardTargetRetirement2010Fund VanguardTargetRetirement2015Fund VanguardTargetRetirement2020Fund VanguardTargetRetirement2025Fund VanguardTargetRetirement2030Fund VanguardTargetRetirement2035Fund VanguardTargetRetirement2040Fund VanguardTargetRetirement2045Fund VanguardTargetRetirement2050Fund

VanguardCMTFunds VanguardMarketLiquidityFund VanguardYorktownLiquidityFund

VanguardFixedincomeSecuritiesFunds VanguardGNMAFund VanguardHigh-YieldCorporateFund VanguardI,nflationProtectedSecuritiesFund VanguardLong-TermInvestment-GradeFund

VanguardIndexFunds

Vanguard500 IndexFund VanguardExtendedMarketIndexFund VanguardGrowthIndexFund VanguardLarge-CapIndexFund VanguardMid-CapGrowthlndexFund VanguardMid-CapIndexFund VanguardMid-CapValuelndexFund VanguardSmall-CapGrowthlndexFund VanguardSmall-CapIndexFund VanguardSmall-CapValueIndexFund VanguardTotalStockMarketIndexFund

VanguardValuelndexFund

VanguardInstitutionallndexFunds VanguardInstitutionalTotalBondMarketIndexFund

VanguardSpecializedFunds VanguardDividendAppreciationIndexFund VanguardHealthCareFund VanguardPreciousMetalsFund VanguardREITIndexFund

VanguardSTARFunds VanguardDevelopedMarketsIndexFund VanguardInstitutionalDevelopedMarketsIndexFund VanguardLifeStrategyConservativeGrowthFund VanguardLifeStrategyGrowthFund VanguardLifeStrategyIncomeFund VanguardLifeStrategyModerateGrowthFund

VanguardTax-ManagedFunds VanguardTax-ManagedBalancedFund VanguardTax-ManagedCapitalAppreciationFund VanguardTax-ManagedGrowthandIncomeFund VanguardTax-ManagedSmall-CapFund

VanguardVariableInsuranceFund TotalBondMarketIndexPortfolio

VanguardWellesleyIncomeFund

VanguardWellingtonFund

VanguardWhitehallFund VanguardHighDividendYieldIndexFund VanguardInternationalExplorerFund

VanguardWorldFunds VanguardExtendedDurationTreasuryIndexFund VanguardInternationalGrowthFund

AGREED TO as of 8/13,2007 BY:
----

JPMorgan Chase Bank	Each Fund listed on Exhibit
1
By: /s/Richard A. Stiefunter	By: /s/Jean E. Drabick
------------------------	----------------------
Name: Richard A. Stiefunter	Name: Jean E. Drabick
Title: Vice President	Title: Assistant Treasurer


EXHIBIT1-AMENDMENT#12

Thefollowingisanamendment("Amendment")totheGlobal

Custody

AgreementdatedJune25,2001,asamendedfromtimetotime(the "Agreement"), byandbetweenJPMorganChaseBank(previouslyTheChaseManhattanBank) ("Bank")andeachopen-endmanagementinvestmentcompanylistedon Exhibit1 thereto(eacha"Trust,"collectively"Customer").ThisAmendmentserves to updatethenamesoftheTrustsandcertainoftheirportfolios(eacha "Fund") listedonExhibit1.BankandCustomerherebyagreethatalloftheterms and conditionsassetforthintheAgreementareherebyincorporatedby reference withrespecttotheTrustsandFundslistedbelow.

Exhibit1isherebyamendedasfollows:

VanguardBalancedIndexFund VanguardBalancedIndexFund

VanguardBondIndexFunds VanguardInflationProtectedSecuritiesFund VanguardIntermediate-TermBondIndexFund VanguardLong-TermBondIndexFund VanguardShort-TermBondIndexFund VanguardTotalBondMarketIndexFund

VanguardChesterFunds VanguardTargetRetirementIncomeFundVanguardTarget Retirement2005 FundVanguardTargetRetirement2010FundVanguardTarget Retirement 2015FundVanguardTargetRetirement2020FundVanguardTarget Retirement2025FundVanguardTargetRetirement2030Fund Vanguard

TargetRetirement2035FundVanguardTargetRetirement2040Fund VanguardTargetRetirement2045FundVanguardTargetRetirement

2050

Fund

VanguardCMTFunds VanguardMarketLiquidityFund VanguardYorktownLiquidityFund

VanguardFixedIncomeSecuritiesFunds VanguardGNMAFund VanguardHigh-YieldCorporateFund VanguardLong-TermInvestment-GradeFund

VanguardIndexFunds
Vanguard500IndexFund

VanguardExtendedMarketIndexFundVanguardGrowthIndexFund

Vanguard

     Large-CapIndexFundVanguardMid-CapGrowthIndexFundVanguard Mid-CapIndexFundVanguardMid-CapValueIndexFundVanguard Small-Cap GrowthIndexFundVanguardSmall-CapIndexFundVanguardSmall-Cap

ValueIndexFundVanguardTotalStockMarketIndexFundVanguard

Value

IndexFund

VanguardInstitutionalIndexFunds VanguardInstitutionalTotalBondMarketIndexFund

VanguardSpecializedFunds VanguardDividendAppreciationIndexFund VanguardHealthCareFund VanguardPreciousMetalsFund VanguardREITIndexFund

VanguardSTARFunds VanguardDevelopedMarketsIndexFund VanguardInstitutionalDevelopedMarketsIndexFund VanguardLifeStrategyConservativeGrowthFund VanguardLifeStrategyGrowthFund VanguardLifeStrategyIncomeFund VanguardLifeStrategyModerateGrowthFund

VanguardTax-ManagedFunds VanguardTax-ManagedBalancedFund VanguardTax-ManagedCapitalAppreciationFund VanguardTax-ManagedGrowthandIncomeFund VanguardTax-ManagedSmall-CapFund

VanguardVariableInsuranceFund TotalBondMarketIndexPortfolio

VanguardWellesleyIncomeFund

VanguardWellingtonFund

VanguardWhitehallFund VanguardHighDividendYieldIndexFund VanguardInternationalExplorerFund

VanguardWorldFunds VanguardExtendedDurationTreasuryIndexFund VanguardInternationalGrowthFund

AGREEDTOasof__9/17__________,2007BY:

JPMorganChaseBank

EachFundlistedonExhibit1

	/s/ Paul Larkin		/s/ Thomas Higgins
By:		By:
Name:	Paul Larkin	Name:	Thomas J. Higgins
Title:	Vice President	Title:	Treasurer

EXHIBIT1-AMENDMENT#13

Thefollowingisanamendment("Amendment")totheGlobal

Custody

AgreementdatedJune25,2001,asamendedfromtimetotime(the "Agreement"), byandbetweenJPMorganChaseBank(previouslyTheChaseManhattanBank) ("Bank")andeachopen-endmanagementinvestmentcompanylistedon Exhibit1 thereto(eacha"Trust,"collectively"Customer").ThisAmendmentserves to updatethenamesoftheTrustsandcertainoftheirportfolios(eacha "Fund") listedonExhibit1.BankandCustomerherebyagreethatalloftheterms and conditionsassetforthintheAgreementareherebyincorporatedby reference withrespecttotheTrustsandFundslistedbelow.

Exhibit1isherebyamendedasfollows:

VanguardBondIndexFunds VanguardInflation-ProtectedSecuritiesFund VanguardIntermediate-TermBondIndexFund VanguardLong-TermBondIndexFund VanguardShort-TermBondIndexFund VanguardTotalBondMarketIndexFund

VanguardChesterFunds VanguardTargetRetirementIncomeFundVanguardTarget Retirement2005 FundVanguardTargetRetirement2010FundVanguardTarget Retirement 2015FundVanguardTargetRetirement2020FundVanguardTarget Retirement2025FundVanguardTargetRetirement2030Fund Vanguard

TargetRetirement2035FundVanguardTargetRetirement2040Fund VanguardTargetRetirement2045FundVanguardTargetRetirement

2050

Fund

VanguardCMTFunds VanguardMarketLiquidityFund

VanguardFixedIncomeSecuritiesFunds VanguardGNMAFund VanguardHigh-YieldCorporateFund VanguardLong-TermInvestment-GradeFund

#40727,16

3/4/2008


VanguardIndexFunds Vanguard500IndexFund VanguardExtendedMarketIndexFundVanguardGrowthIndexFund Vanguard Large-CapIndexFundVanguardMid-CapGrowthIndexFundVanguard Mid-CapIndexFundVanguardMid-CapValueIndexFundVanguard Small-Cap GrowthIndexFundVanguardSmall-CapIndexFundVanguardSmall-Cap

ValueIndexFundVanguardTotalStockMarketIndexFundVanguard

Value

IndexFund

VanguardInstitutionalIndexFunds VanguardInstitutionalTotalBondMarketIndexFund

VanguardSpecializedFunds VanguardDividendAppreciationIndexFund VanguardHealthCareFund VanguardPreciousMetalsFund VanguardREITIndexFund

VanguardSTARFunds VanguardDevelopedMarketsIndexFund VanguardInstitutionalDevelopedMarketsIndexFund VanguardLifeStrategyConservativeGrowthFund VanguardLifeStrategyGrowthFund VanguardLifeStrategyIncomeFund VanguardLifeStrategyModerateGrowthFund

VanguardTax-ManagedFunds VanguardTax-ManagedBalancedFund VanguardTax-ManagedCapitalAppreciationFund VanguardTax-ManagedGrowthandIncomeFund VanguardTax-ManagedSmall-CapFund

VanguardValleyForgeFunds VanguardBalancedIndexFund

VanguardVariableInsuranceFund

TotalBondMarketIndexPortfolio

VanguardWellesleyIncomeFund

VanguardWellingtonFund

VanguardWhitehallFund VanguardHighDividendYieldIndexFund VanguardInternationalExplorerFund

VanguardWorldFunds VanguardExtendedDurationTreasuryIndexFund VanguardInternationalGrowthFund

2

#40727,16

3/4/2008


AGREED TO as of _March 20_______, 2008 BY:
JPMorgan Chase Bank		Each Fund listed on Exhibit 1
	/s/ Paul Larkin		/s/ Thomas Higgins
By:		By:
Name:	Paul Larkin	Name:	Thomas J. Higgins
Title:	Executive Director	Title:	Treasurer
3

EXHIBIT1-AMENDMENT#14

Thefollowingisanamendment("Amendment")totheGlobal

Custody

AgreementdatedJune25,2001,asamendedfromtimetotime(the "Agreement"), byandbetweenJPMorganChaseBank(previouslyTheChaseManhattanBank) ("Bank")andeachopen-endmanagementinvestmentcompanylistedon Exhibit1 thereto(eacha"Trust,"collectively"Customer").ThisAmendmentserves to updatethenamesoftheTrustsandcertainoftheirportfolios(eacha "Fund") listedonExhibit1.BankandCustomerherebyagreethatalloftheterms and conditionsassetforthintheAgreementareherebyincorporatedby reference

withrespecttotheTrustsandFundslistedbelow.

Exhibit1isherebyamendedasfollows:

VanguardBondIndexFunds VanguardInflation-ProtectedSecuritiesFund VanguardIntermediate-TermBondIndexFund VanguardLong-TermBondIndexFund VanguardShort-TermBondIndexFund VanguardTotalBondMarketIndexFund

VanguardChesterFunds VanguardTargetRetirementIncomeFundVanguardTarget Retirement2005 FundVanguardTargetRetirement2010FundVanguardTarget Retirement 2015FundVanguardTargetRetirement2020FundVanguardTarget Retirement2025FundVanguardTargetRetirement2030Fund Vanguard

TargetRetirement2035FundVanguardTargetRetirement2040Fund VanguardTargetRetirement2045FundVanguardTargetRetirement

2050

Fund

VanguardCMTFunds VanguardMarketLiquidityFund

VanguardFixedIncomeSecuritiesFunds VanguardGNMAFund VanguardHigh-YieldCorporateFund VanguardLong-TermInvestment-GradeFund


VanguardIndexFunds Vanguard500IndexFund VanguardExtendedMarketIndexFundVanguardGrowthIndexFund Vanguard Large-CapIndexFundVanguardMid-CapGrowthIndexFundVanguard Mid-CapIndexFundVanguardMid-CapValueIndexFundVanguard Small-Cap GrowthIndexFundVanguardSmall-CapIndexFundVanguardSmall-Cap

ValueIndexFundVanguardTotalStockMarketIndexFundVanguard

Value

IndexFund

VanguardInstitutionalIndexFunds VanguardInstitutionalTotalBondMarketIndexFund

VanguardSpecializedFunds VanguardDividendAppreciationIndexFund VanguardHealthCareFund VanguardPreciousMetalsFund VanguardREITIndexFund

VanguardSTARFunds VanguardDevelopedMarketsIndexFund VanguardInstitutionalDevelopedMarketsIndexFund VanguardLifeStrategyConservativeGrowthFund VanguardLifeStrategyGrowthFund VanguardLifeStrategyIncomeFund VanguardLifeStrategyModerateGrowthFund VanguardTotalInternationalStockIndexFund

VanguardTax-ManagedFunds VanguardTax-ManagedBalancedFund VanguardTax-ManagedCapitalAppreciationFund VanguardTax-ManagedGrowthandIncomeFund VanguardTax-ManagedSmall-CapFund

VanguardValleyForgeFunds VanguardBalancedIndexFund

VanguardVariableInsuranceFund TotalBondMarketIndexPortfolio

VanguardWellesleyIncomeFund

VanguardWellingtonFund

VanguardWhitehallFund VanguardHighDividendYieldIndexFund VanguardInternationalExplorerFund

VanguardWorldFunds VanguardExtendedDurationTreasuryIndexFund VanguardInternationalGrowthFund

2


AGREED TO as of ________, 2008 BY:

JPMorgan Chase Bank	Each Fund listed on Exhibit 1
/s/ Thomas Higgins
By:	By:

Name:	Name:	Thomas J. Higgins

Title:

Title:

Treasurer


EXHIBIT1-AMENDMENT#15

Thefollowingisanamendment("Amendment")totheGlobal

Custody

AgreementdatedJune25,2001,asamendedfromtimetotime(the "Agreement"), byandbetweenJPMorganChaseBank(previouslyTheChaseManhattanBank) ("Bank")andeachopen-endmanagementinvestmentcompanylistedon Exhibit1 thereto(eacha"Trust,"collectively"Customer").ThisAmendmentserves to updatethenamesoftheTrustsandcertainoftheirportfolios(eacha "Fund") listedonExhibit1.BankandCustomerherebyagreethatalloftheterms and conditionsassetforthintheAgreementareherebyincorporatedby reference withrespecttotheTrustsandFundslistedbelow.

Exhibit1isherebyamendedasfollows:

VanguardBondIndexFunds VanguardInflation-ProtectedSecuritiesFund VanguardIntermediate-TermBondIndexFund VanguardLong-TermBondIndexFund VanguardShort-TermBondIndexFund VanguardTotalBondMarketIndexFund VanguardTotalBondMarketIIIndexFund

VanguardChesterFunds VanguardTargetRetirementIncomeFund VanguardTargetRetirement2005Fund VanguardTargetRetirement2010Fund VanguardTargetRetirement2015Fund VanguardTargetRetirement2020Fund VanguardTargetRetirement2025Fund VanguardTargetRetirement2030Fund VanguardTargetRetirement2035Fund VanguardTargetRetirement2040Fund VanguardTargetRetirement2045Fund VanguardTargetRetirement2050Fund

VanguardCMTFunds
VanguardMarketLiquidityFund

VanguardFixedIncomeSecuritiesFunds VanguardGNMAFund VanguardHigh-YieldCorporateFund VanguardLong-TermInvestment-GradeFund


VanguardIndexFunds Vanguard500IndexFund VanguardExtendedMarketIndexFund VanguardGrowthIndexFund VanguardLarge-CapIndexFund VanguardMid-CapGrowthIndexFund VanguardMid-CapIndexFund VanguardMid-CapValueIndexFund VanguardSmall-CapGrowthIndexFund VanguardSmall-CapIndexFund VanguardSmall-CapValueIndexFund VanguardTotalStockMarketIndexFund VanguardValueIndexFund

VanguardInstitutionalIndexFunds VanguardInstitutionalTotalBondMarketIndexFund

VanguardSpecializedFunds VanguardDividendAppreciationIndexFund VanguardHealthCareFund VanguardPreciousMetalsFund VanguardREITIndexFund

VanguardSTARFunds VanguardDevelopedMarketsIndexFund VanguardInstitutionalDevelopedMarketsIndexFund VanguardLifeStrategyConservativeGrowthFund VanguardLifeStrategyGrowthFund VanguardLifeStrategyIncomeFund VanguardLifeStrategyModerateGrowthFund VanguardTotalInternational StockIndexFund

VanguardTax-ManagedFunds VanguardTax-ManagedBalancedFund VanguardTax-ManagedCapitalAppreciationFund VanguardTax-ManagedGrowthandIncomeFund VanguardTax-ManagedSmall-CapFund

VanguardValleyForgeFunds VanguardBalancedIndexFund

VanguardVariableInsuranceFund TotalBondMarketIndexPortfolio

VanguardWellesleyIncomeFund

VanguardWellingtonFund

Vanguard Whitehall Fund
Vanguard High Dividend Yield Index Fund
Vanguard International Explorer Fund

Vanguard World Funds
Vanguard Extended Duration Treasury Index Fund
Vanguard International Growth Fund

AGREED TO as of ___January 9_____, 2009 BY:

JPMorgan Chase Bank		Each Fund listed on Exhibit
1

By:	/s/ Paul Larkin	By:	/s/ Thomas J.
Higgins

Name:	Paul Larkin	Name:	Thomas J. Higgins

Title:	Executive Director	Title:	Chief Financial
Officer


EXHIBIT1-AMENDMENT#16

Thefollowingisanamendment("Amendment")totheGlobal

Custody

AgreementdatedJune25,2001,asamendedfromtimetotime(the "Agreement"), byandbetweenJPMorganChaseBank(previouslyTheChaseManhattanBank) ("Bank")andeachopen-endmanagementinvestmentcompanylistedon Exhibit1 thereto(eacha"Trust,"collectively"Customer").ThisAmendmentserves to updatethenamesoftheTrustsandcertainoftheirportfolios(eacha "Fund") listedonExhibit1.BankandCustomerherebyagreethatalloftheterms and conditionsassetforthintheAgreementareherebyincorporatedby reference withrespecttotheTrustsandFundslistedbelow.

Exhibit1isherebyamendedasfollows:

VanguardBondIndexFunds VanguardInflation-ProtectedSecuritiesFundVanguard Intermediate-Term BondIndexFundVanguardLong-TermBondIndexFundVanguard Short-Term

BondIndexFundVanguardTotalBondMarketIndexFundVanguard

Total

BondMarketIndexIIFund

VanguardChesterFunds VanguardTargetRetirementIncomeFundVanguardTarget Retirement2005 FundVanguardTargetRetirement2010FundVanguardTarget Retirement 2015FundVanguardTargetRetirement2020FundVanguardTarget Retirement2025FundVanguardTargetRetirement2030Fund Vanguard

TargetRetirement2035FundVanguardTargetRetirement2040Fund VanguardTargetRetirement2045FundVanguardTargetRetirement

2050

Fund

VanguardCMTFunds VanguardMarketLiquidityFund

VanguardFixedIncomeSecuritiesFunds VanguardGNMAFund VanguardHigh-YieldCorporateFund VanguardLong-TermInvestment-GradeFund

VanguardIndexFunds VanguardGrowthIndexFund VanguardMid-CapGrowthIndexFund VanguardMid-CapValueIndexFund VanguardSmall-CapIndexFund VanguardTotalStockMarketIndexFund

VanguardInstitutionalIndexFunds VanguardInstitutionalTotalBondMarketIndexFund


VanguardSpecializedFunds VanguardDividendAppreciationIndexFund VanguardHealthCareFund VanguardPreciousMetalsFund

VanguardSTARFunds VanguardDevelopedMarketsIndexFundVanguardInstitutional Developed MarketsIndexFundVanguardLifeStrategyConservativeGrowth Fund

VanguardLifeStrategyGrowthFundVanguardLifeStrategyIncome

Fund

     VanguardLifeStrategyModerateGrowthFundVanguardTotal International StockIndexFund

VanguardTax-ManagedFunds VanguardTax-ManagedBalancedFund

VanguardValleyForgeFunds VanguardBalancedIndexFund

VanguardVariableInsuranceFund TotalBondMarketIndexPortfolio

VanguardWellesleyIncomeFund

VanguardWellingtonFund

VanguardWhitehallFund VanguardHighDividendYieldIndexFund VanguardInternationalExplorerFund

VanguardWorldFunds VanguardExtendedDurationTreasuryIndexFund VanguardInternationalGrowthFund

AGREED TO as of __August 17_, 2009 BY:
JPMorgan Chase Bank		Each Fund listed on Exhibit
1
By:	/s/ Paul Larkin	By:	/s/ Thomas J.
Higgins
Name:	Paul Larkin	Name:	Thomas J. Higgins
Title:	Executive Director	Title:	Chief Financial
Officer

EXHIBIT1-AMENDMENT#17

Thefollowingisanamendment("Amendment")totheGlobal

Custody

AgreementdatedJune25,2001,asamendedfromtimetotime(the "Agreement"), byandbetweenJPMorganChaseBank(previouslyTheChaseManhattanBank) ("Bank")andeachopen-endmanagementinvestmentcompanylistedon Exhibit1

thereto(eacha"Trust,"collectively"Customer").ThisAmendmentserves to updatethenamesoftheTrustsandcertainoftheirportfolios(eacha "Fund") listedonExhibit1.BankandCustomerherebyagreethatalloftheterms and conditionsassetforthintheAgreementareherebyincorporatedby reference withrespecttotheTrustsandFundslistedbelow.

Exhibit1isherebyamendedasfollows:

VanguardBondIndexFunds VanguardInflation-ProtectedSecuritiesFundVanguard Intermediate-Term BondIndexFundVanguardLong-TermBondIndexFundVanguard Short-Term BondIndexFundVanguardTotalBondMarketIndexFundVanguard Total

BondMarketIndexIIFund

VanguardChesterFunds VanguardTargetRetirementIncomeFundVanguardTarget Retirement2005 FundVanguardTargetRetirement2010FundVanguardTarget Retirement 2015FundVanguardTargetRetirement2020FundVanguardTarget Retirement2025FundVanguardTargetRetirement2030Fund Vanguard

TargetRetirement2035FundVanguardTargetRetirement2040Fund VanguardTargetRetirement2045FundVanguardTargetRetirement

2050

Fund

VanguardCMTFunds VanguardMarketLiquidityFund

VanguardFixedIncomeSecuritiesFunds VanguardGNMAFund VanguardHigh-YieldCorporateFund VanguardLong-TermInvestment-GradeFund

VanguardIndexFunds VanguardGrowthIndexFund VanguardMid-CapGrowthIndexFund VanguardMid-CapValueIndexFund VanguardSmall-CapIndexFund VanguardTotalStockMarketIndexFund

VanguardInstitutionalIndexFunds VanguardInstitutionalTotalBondMarketIndexFund


VanguardScottsdaleFunds VanguardShort-TermGovernmentBondIndexFund VanguardIntermediate-TermGovernmentBondIndexFund VanguardLong-TermGovernmentBondIndexFund VanguardShort-TermCorporateBondIndexFund VanguardIntermediate-TermCorporateBondIndexFund VanguardLong-TermCorporateBondIndexFund VanguardMortgage-BackedSecuritiesIndexFund

VanguardSpecializedFunds VanguardDividendAppreciationIndexFund VanguardHealthCareFund VanguardPreciousMetalsFund

VanguardSTARFunds VanguardLifeStrategyConservativeGrowthFund VanguardLifeStrategyGrowthFund VanguardLifeStrategyIncomeFund VanguardLifeStrategyModerateGrowthFund VanguardTotalInternationalStockIndexFund

VanguardTax-ManagedFunds VanguardTax-ManagedBalancedFund

VanguardValleyForgeFunds VanguardBalancedIndexFund

VanguardVariableInsuranceFund TotalBondMarketIndexPortfolio

VanguardWellesleyIncomeFund

VanguardWellingtonFund

VanguardWhitehallFund VanguardHighDividendYieldIndexFund VanguardInternationalExplorerFund

VanguardWorldFunds VanguardExtendedDurationTreasuryIndexFund VanguardInternationalGrowthFund

AGREED TO as of __September 23 _, 2009 BY:

JPMorgan Chase Bank		Each Fund listed on Exhibit
1

By:	/s/ Paul Larkin	By:	/s/ Thomas J.
Higgins

Name:	Paul Larkin	Name:	Thomas J. Higgins

Title:	Executive Director	Title:	Chief Financial
Officer
EXHIBIT 1 - AMENDMENT #18

     Thefollowingisanamendment("Amendment")totheGlobalCustody AgreementdatedJune25,2001,asamendedfromtimetotime(the "Agreement"), byandbetweenJPMorganChaseBank(previouslyTheChaseManhattanBank) ("Bank")andeachopen-endmanagementinvestmentcompanylistedon Exhibit1 thereto(eacha"Trust,"collectively"Customer"). ThisAmendmentserves to updatethenamesoftheTrustsandcertainoftheirportfolios(eacha "Fund") listedonExhibit1.BankandCustomerherebyagreethatalloftheterms and conditionsassetforthintheAgreementareherebyincorporated byreferencewithrespecttotheTrustsandFundslistedbelow.

Exhibit1isherebyamendedasfollows:

VanguardBondIndexFunds VanguardInflation-ProtectedSecuritiesFund VanguardIntermediate-TermBondIndexFund VanguardLong-TermBondIndexFund VanguardShort-TermBondIndexFund VanguardTotalBondMarketIndexFund VanguardTotalBondMarketIndexIIFund

VanguardChesterFunds VanguardTargetRetirementIncomeFund VanguardTargetRetirement2005Fund VanguardTargetRetirement2010Fund VanguardTargetRetirement2015Fund VanguardTargetRetirement2020Fund VanguardTargetRetirement2025Fund VanguardTargetRetirement2030Fund VanguardTargetRetirement2035Fund VanguardTargetRetirement2040Fund VanguardTargetRetirement2045Fund VanguardTargetRetirement2050Fund

VanguardCMTFunds
VanguardMarketLiquidityFund

VanguardFixedIncomeSecuritiesFunds VanguardGNMAFund VanguardHigh-YieldCorporateFund VanguardLong-TermInvestment-GradeFund

VanguardIndexFunds
VanguardGrowthIndexFund

VanguardMid-CapGrowthIndexFund VanguardMid-CapValueIndexFund VanguardSmall-CapIndexFund VanguardTotalStockMarketIndexFund

VanguardScottsdaleFunds VanguardShort-TermGovernmentBondIndexFund VanguardIntermediate-TermGovernmentBondIndexFund VanguardLong-TermGovernmentBondIndexFund VanguardShort-TermCorporateBondIndexFund VanguardIntermediate-TermCorporateBondIndexFund VanguardLong-TermCorporateBondIndexFund VanguardMortgage-BackedSecuritiesIndexFund

VanguardSpecializedFunds VanguardDividendAppreciationIndexFund VanguardHealthCareFund VanguardPreciousMetalsFund

VanguardSTARFunds VanguardLifeStrategyConservativeGrowthFund VanguardLifeStrategyGrowthFund VanguardLifeStrategyIncomeFund VanguardLifeStrategyModerateGrowthFund VanguardTotalInternationalStockIndexFund

VanguardTax-ManagedFunds VanguardTax-ManagedBalancedFund

VanguardValleyForgeFunds
VanguardBalancedIndexFund

VanguardVariableInsuranceFund TotalBondMarketIndexPortfolio

VanguardWellesleyIncomeFund

VanguardWellingtonFund

VanguardWhitehallFund VanguardHighDividendYieldIndexFund VanguardInternationalExplorerFund

VanguardWorldFunds VanguardExtendedDurationTreasuryIndexFund VanguardInternationalGrowthFund

AGREEDTOasof___________________,2010BY:

JPMorganChaseBank

EachFundlistedonExhibit1

By:	By:_________________________

Name:	Name: Jean E. Drabick
Title:	Title:	Assistant
Treasurer

EXHIBIT1-AMENDMENT#19

     Thefollowingisanamendment("Amendment")totheGlobalCustody AgreementdatedJune25,2001,asamendedfromtimetotime(the "Agreement"), byandbetweenJPMorganChaseBank(previouslyTheChaseManhattanBank) ("Bank")andeachopen-endmanagementinvestmentcompanylistedon Exhibit1 thereto(eacha"Trust,"collectively"Customer"). ThisAmendmentserves to updatethenamesoftheTrustsandcertainoftheirportfolios(eacha "Fund") listedonExhibit1. BankandCustomerherebyagreethatallofthe termsand conditionsassetforthintheAgreementareherebyincorporatedby reference withrespecttotheTrustsandFundslistedbelow.

Exhibit1isherebyamendedasfollows:

VanguardBondIndexFunds VanguardInflation-ProtectedSecuritiesFund VanguardIntermediate-TermBondIndexFund VanguardLong-TermBondIndexFund VanguardShort-TermBondIndexFund VanguardTotalBondMarketIndexFund VanguardTotalBondMarketIndexIIFund

VanguardChesterFunds VanguardTargetRetirementIncomeFund VanguardTargetRetirement2005Fund VanguardTargetRetirement2010Fund VanguardTargetRetirement2015Fund VanguardTargetRetirement2020Fund VanguardTargetRetirement2025Fund VanguardTargetRetirement2030Fund VanguardTargetRetirement2035Fund VanguardTargetRetirement2040Fund VanguardTargetRetirement2045Fund VanguardTargetRetirement2050Fund VanguardTargetRetirement2055Fund

VanguardCMTFunds
VanguardMarketLiquidityFund

VanguardFixedIncomeSecuritiesFunds VanguardGNMAFund VanguardHigh-YieldCorporateFund VanguardLong-TermInvestment-GradeFund

VanguardIndexFunds VanguardGrowthIndexFund VanguardMid-CapGrowthIndexFund VanguardMid-CapValueIndexFund VanguardSmall-CapIndexFund VanguardTotalStockMarketIndexFund

VanguardScottsdaleFunds VanguardShort-TermGovernmentBondIndexFund VanguardIntermediate-TermGovernmentBondIndexFund VanguardLong-TermGovernmentBondIndexFund VanguardShort-TermCorporateBondIndexFund VanguardIntermediate-TermCorporateBondIndexFund VanguardLong-TermCorporateBondIndexFund VanguardMortgage-BackedSecuritiesIndexFund

VanguardSpecializedFunds VanguardDividendAppreciationIndexFund VanguardHealthCareFund VanguardPreciousMetalsFund

VanguardSTARFunds VanguardLifeStrategyConservativeGrowthFund VanguardLifeStrategyGrowthFund VanguardLifeStrategyIncomeFund VanguardLifeStrategyModerateGrowthFund VanguardTotalInternationalStockIndexFund

VanguardTax-ManagedFunds VanguardTax-ManagedBalancedFund

VanguardValleyForgeFunds VanguardBalancedIndexFund

VanguardVariableInsuranceFund TotalBondMarketIndexPortfolio

VanguardWellesleyIncomeFund

VanguardWellingtonFund

VanguardWhitehallFund VanguardHighDividendYieldIndexFund VanguardInternationalExplorerFund

VanguardWorldFunds VanguardExtendedDurationTreasuryIndexFund

Vanguard International Growth Fund

AGREED TO as of ___________________, 2010 BY:
JPMorgan Chase Bank	Each Fund listed on Exhibit 1
By:	By:_________________________
Name:	Name: Jean E. Drabick
Title:	Title:	Assistant
Treasurer

EXHIBIT1-AMENDMENT#20

     Thefollowingisanamendment("Amendment")totheGlobalCustody AgreementdatedJune25,2001,asamendedfromtimetotime(the "Agreement"), byandbetweenJPMorganChaseBank(previouslyTheChaseManhattanBank) ("Bank")andeachopen-endmanagementinvestmentcompanylistedon Exhibit1 thereto(eacha"Trust,"collectively"Customer"). ThisAmendmentserves to updatethenamesoftheTrustsandcertainoftheirportfolios(eacha "Fund") listedonExhibit1. BankandCustomerherebyagreethatallofthetermsandconditions assetforthintheAgreementareherebyincorporatedbyreferencewith respecttotheTrustsandFundslistedbelow.

Exhibit1isherebyamendedasfollows:

VanguardAdmiralFunds VanguardS&P500GrowthIndexFund VanguardS&P500ValueIndexFund VanguardS&PMid-Cap400GrowthIndexFund VanguardS&PMid-Cap400IndexFund VanguardS&PMid-Cap400ValueIndexFund VanguardS&PSmall-Cap600GrowthIndexFund VanguardS&PSmall-Cap600IndexFund VanguardS&PSmall-Cap600ValueIndexFund

VanguardBondIndexFunds VanguardInflation-ProtectedSecuritiesFund VanguardIntermediate-TermBondIndexFund VanguardLong-TermBondIndexFund VanguardShort-TermBondIndexFund VanguardTotalBondMarketIndexFund VanguardTotalBondMarketIndexIIFund

VanguardChesterFunds VanguardTargetRetirementIncomeFund VanguardTargetRetirement2005Fund VanguardTargetRetirement2010Fund VanguardTargetRetirement2015Fund VanguardTargetRetirement2020Fund VanguardTargetRetirement2025Fund VanguardTargetRetirement2030Fund VanguardTargetRetirement2035Fund VanguardTargetRetirement2040Fund VanguardTargetRetirement2045Fund VanguardTargetRetirement2050Fund VanguardTargetRetirement2055Fund

VanguardCMTFunds VanguardMarketLiquidityFund

VanguardFixedIncomeSecuritiesFunds VanguardGNMAFund VanguardHigh-YieldCorporateFund VanguardLong-TermInvestment-GradeFund

VanguardIndexFunds VanguardGrowthIndexFund VanguardMid-CapGrowthIndexFund VanguardMid-CapValueIndexFund VanguardSmall-CapIndexFund VanguardTotalStockMarketIndexFund

VanguardScottsdaleFunds VanguardShort-TermGovernmentBondIndexFund VanguardIntermediate-TermGovernmentBondIndexFund VanguardLong-TermGovernmentBondIndexFund VanguardShort-TermCorporateBondIndexFund VanguardIntermediate-TermCorporateBondIndexFund VanguardLong-TermCorporateBondIndexFund VanguardMortgage-BackedSecuritiesIndexFund

VanguardSpecializedFunds VanguardDividendAppreciationIndexFund VanguardHealthCareFund VanguardPreciousMetalsFund

VanguardSTARFunds VanguardLifeStrategyConservativeGrowthFund VanguardLifeStrategyGrowthFund VanguardLifeStrategyIncomeFund VanguardLifeStrategyModerateGrowthFund VanguardTotalInternationalStockIndexFund

VanguardTax-ManagedFunds VanguardTax-ManagedBalancedFund

Vanguard Valley Forge Funds
Vanguard Balanced Index Fund

Vanguard Variable Insurance Funds
Total Bond Market Index Portfolio

Vanguard Wellesley Income Fund

Vanguard Wellington Fund

Vanguard Whitehall Funds
Vanguard International Explorer Fund
Vanguard High Dividend Yield Index Fund

Vanguard World Fund
Vanguard Extended Duration Treasury Index Fund
Vanguard International Growth Fund

AGREED TO as of ___________________, 2010 BY:

JPMorgan Chase Bank	Each Fund listed on Exhibit 1

By:	By:
Name:	Name: Jean E. Drabick
Title:	Title:	Assistant
Treasurer

EXHIBIT1-AMENDMENT#21

     Thefollowingisanamendment("Amendment")totheGlobalCustody AgreementdatedJune25,2001,asamendedfromtimetotime(the "Agreement"), byandbetweenJPMorganChaseBank(previouslyTheChaseManhattanBank) ("Bank")andeachopen-endmanagementinvestmentcompanylistedon Exhibit1 thereto(eacha"Trust,"collectively"Customer"). ThisAmendmentserves to updatethenamesoftheTrustsandcertainoftheirportfolios(eacha "Fund") listedonExhibit1. BankandCustomerherebyagreethatallofthetermsandconditions assetforthintheAgreementareherebyincorporatedbyreferencewith respecttotheTrustsandFundslistedbelow.

Exhibit1isherebyamendedasfollows:

VanguardAdmiralFunds VanguardS&P500GrowthIndexFund

VanguardS&P500ValueIndexFund VanguardS&PMid-Cap400GrowthIndexFund VanguardS&PMid-Cap400IndexFund VanguardS&PMid-Cap400ValueIndexFund VanguardS&PSmall-Cap600GrowthIndexFund VanguardS&PSmall-Cap600IndexFund VanguardS&PSmall-Cap600ValueIndexFund

VanguardBondIndexFunds VanguardInflation-ProtectedSecuritiesFund VanguardIntermediate-TermBondIndexFund VanguardLong-TermBondIndexFund VanguardShort-TermBondIndexFund VanguardTotalBondMarketIndexFund VanguardTotalBondMarketIndexIIFund

VanguardChesterFunds VanguardTargetRetirementIncomeFund VanguardTargetRetirement2005Fund VanguardTargetRetirement2010Fund VanguardTargetRetirement2015Fund VanguardTargetRetirement2020Fund VanguardTargetRetirement2025Fund VanguardTargetRetirement2030Fund VanguardTargetRetirement2035Fund VanguardTargetRetirement2040Fund VanguardTargetRetirement2045Fund VanguardTargetRetirement2050Fund VanguardTargetRetirement2055Fund

VanguardCMTFunds VanguardMarketLiquidityFund

VanguardFixedIncomeSecuritiesFunds VanguardGNMAFund VanguardHigh-YieldCorporateFund VanguardLong-TermInvestment-GradeFund

VanguardIndexFunds VanguardGrowthIndexFund VanguardMid-CapGrowthIndexFund VanguardMid-CapValueIndexFund VanguardSmall-CapIndexFund VanguardTotalStockMarketIndexFund

VanguardScottsdaleFunds VanguardShort-TermGovernmentBondIndexFund VanguardIntermediate-TermGovernmentBondIndexFund VanguardLong-TermGovernmentBondIndexFund VanguardShort-TermCorporateBondIndexFund VanguardIntermediate-TermCorporateBondIndexFund VanguardLong-TermCorporateBondIndexFund VanguardMortgage-BackedSecuritiesIndexFund

VanguardSpecializedFunds VanguardDividendAppreciationIndexFund VanguardHealthCareFund VanguardPreciousMetalsFund

VanguardSTARFunds VanguardLifeStrategyConservativeGrowthFund VanguardLifeStrategyGrowthFund VanguardLifeStrategyIncomeFund VanguardLifeStrategyModerateGrowthFund VanguardTotalInternationalStockIndexFund

VanguardTax-ManagedFunds VanguardTax-ManagedBalancedFund

VanguardValleyForgeFunds
VanguardBalancedIndexFund

VanguardVariableInsuranceFunds TotalBondMarketIndexPortfolio

VanguardWellesleyIncomeFund

VanguardWellingtonFund

VanguardWhitehallFunds VanguardInternationalExplorerFund

VanguardWorldFund VanguardExtendedDurationTreasuryIndexFund VanguardInternationalGrowthFund

AGREED TO as of 8/23, 2010 BY:
JPMorgan Chase Bank	Each Fund listed on Exhibit 1
By: /s/ Paul Larkin	By:	/s/ Jaen E. Drabick
Name: Paul Larkin	Name: Jean E. Drabick
Title:	Executive Director	Title:	Assistant Treasurer
EXHIBIT 1 - AMENDMENT #22

     Thefollowingisanamendment("Amendment")totheGlobalCustody AgreementdatedJune25,2001,asamendedfromtimetotime(the "Agreement"),byandbetweenJPMorganChaseBank(previouslyThe ChaseManhattanBank)("Bank")andeachopen-endmanagementinvestment companylistedonExhibit1thereto(eacha"Trust,"collectively "Customer"). ThisAmendmentservestoupdatethenamesofthe Trustsandcertainoftheirportfolios(eacha"Fund")listed

onExhibit1. BankandCustomerherebyagreethatallofthe termsandconditionsassetforthintheAgreementarehereby incorporatedbyreferencewithrespecttotheTrustsandFunds listedbelow.

Exhibit1isherebyamendedasfollows:

VanguardAdmiralFunds VanguardS&P500GrowthIndexFund VanguardS&P500ValueIndexFund VanguardS&PMid-Cap400GrowthIndexFund VanguardS&PMid-Cap400IndexFund VanguardS&PMid-Cap400ValueIndexFund VanguardS&PSmall-Cap600GrowthIndexFund VanguardS&PSmall-Cap600IndexFund VanguardS&PSmall-Cap600ValueIndexFund

VanguardBondIndexFunds VanguardInflation-ProtectedSecuritiesFund VanguardIntermediate-TermBondIndexFund VanguardLong-TermBondIndexFund VanguardShort-TermBondIndexFund VanguardTotalBondMarketIndexFund VanguardTotalBondMarketIndexIIFund

VanguardChesterFunds VanguardTargetRetirementIncomeFund VanguardTargetRetirement2005Fund VanguardTargetRetirement2010Fund VanguardTargetRetirement2015Fund VanguardTargetRetirement2020Fund VanguardTargetRetirement2025Fund VanguardTargetRetirement2030Fund VanguardTargetRetirement2035Fund VanguardTargetRetirement2040Fund VanguardTargetRetirement2045Fund VanguardTargetRetirement2050Fund VanguardTargetRetirement2055Fund VanguardTargetRetirement2060Fund

VanguardCMTFunds VanguardMarketLiquidityFund

VanguardFixedIncomeSecuritiesFunds VanguardGNMAFund VanguardHigh-YieldCorporateFund VanguardLong-TermInvestment-GradeFund

VanguardIndexFunds VanguardGrowthIndexFund VanguardMid-CapGrowthIndexFund VanguardMid-CapValueIndexFund VanguardSmall-CapIndexFund

VanguardTotalStockMarketIndexFund

VanguardScottsdaleFunds VanguardShort-TermGovernmentBondIndexFund VanguardIntermediate-TermGovernmentBondIndexFund VanguardLong-TermGovernmentBondIndexFund VanguardShort-TermCorporateBondIndexFund VanguardIntermediate-TermCorporateBondIndexFund VanguardLong-TermCorporateBondIndexFund VanguardMortgage-BackedSecuritiesIndexFund

VanguardSpecializedFunds VanguardDividendAppreciationIndexFund VanguardHealthCareFund VanguardPreciousMetalsFund

VanguardSTARFunds VanguardLifeStrategyConservativeGrowthFund VanguardLifeStrategyGrowthFund VanguardLifeStrategyIncomeFund VanguardLifeStrategyModerateGrowthFund VanguardTotalInternationalStockIndexFund

VanguardTax-ManagedFunds VanguardTax-ManagedBalancedFund

VanguardValleyForgeFunds VanguardBalancedIndexFund

VanguardVariableInsuranceFunds TotalBondMarketIndexPortfolio

VanguardWellesleyIncomeFund

VanguardWellingtonFund

VanguardWhitehallFunds VanguardInternationalExplorerFund

VanguardWorldFund VanguardExtendedDurationTreasuryIndexFund VanguardInternationalGrowthFund

AGREEDTOasof__December1,_________________,2011BY:

JPMorganChaseBank

EachFundlistedonExhibit1

By: _____/s/_____________________By: _____/s/_____________

Name:JeffreyTeikelbaum

Name:JeanE.Drabick

Title:

VicePresident

Title:

AssistantTreasurer

EXHIBIT1-AMENDMENT#23

     Thefollowingisanamendment("Amendment")totheGlobalCustody AgreementdatedJune25,2001,asamendedfromtimetotime(the "Agreement"),byandbetweenJPMorganChaseBank(previouslyTheChase ManhattanBank) ("Bank")andeachopen-endmanagementinvestmentcompanylistedon Exhibit 1thereto(eacha"Trust,"collectively"Customer"). ThisAmendment servestoupdatethenamesoftheTrustsandcertainoftheirportfolios (eacha"Fund")listedonExhibit1. BankandCustomerherebyagree thatallofthetermsandconditionsassetforthintheAgreementare herebyincorporatedbyreferencewithrespecttotheTrustsandFunds listedbelow.

Exhibit1isherebyamendedasfollows:

VanguardAdmiralFunds VanguardS&P500GrowthIndexFund VanguardS&P500ValueIndexFund VanguardS&PMid-Cap400GrowthIndexFund VanguardS&PMid-Cap400IndexFund VanguardS&PMid-Cap400ValueIndexFund VanguardS&PSmall-Cap600GrowthIndexFund VanguardS&PSmall-Cap600IndexFund VanguardS&PSmall-Cap600ValueIndexFund

VanguardBondIndexFunds VanguardInflation-ProtectedSecuritiesFund VanguardIntermediate-TermBondIndexFund VanguardLong-TermBondIndexFund VanguardShort-TermBondIndexFund VanguardTotalBondMarketIndexFund VanguardTotalBondMarketIndexIIFund

VanguardChesterFunds VanguardTargetRetirementIncomeFund VanguardTargetRetirement2005Fund VanguardTargetRetirement2010Fund VanguardTargetRetirement2015Fund VanguardTargetRetirement2020Fund VanguardTargetRetirement2025Fund VanguardTargetRetirement2030Fund VanguardTargetRetirement2035Fund VanguardTargetRetirement2040Fund VanguardTargetRetirement2045Fund VanguardTargetRetirement2050Fund VanguardTargetRetirement2055Fund VanguardTargetRetirement2060Fund

VanguardCMTFunds
VanguardMarketLiquidityFund

VanguardFixedIncomeSecuritiesFunds VanguardGNMAFund VanguardHigh-YieldCorporateFund VanguardLong-TermInvestment-GradeFund

VanguardIndexFunds VanguardGrowthIndexFund VanguardMid-CapGrowthIndexFund VanguardMid-CapValueIndexFund VanguardSmall-CapIndexFund VanguardTotalStockMarketIndexFund

VanguardMalvernFunds VanguardShort-TermInflation-ProtectedSecuritiesIndexFund

VanguardScottsdaleFunds VanguardShort-TermGovernmentBondIndexFund VanguardIntermediate-TermGovernmentBondIndexFund VanguardLong-TermGovernmentBondIndexFund VanguardShort-TermCorporateBondIndexFund VanguardIntermediate-TermCorporateBondIndexFund VanguardLong-TermCorporateBondIndexFund VanguardMortgage-BackedSecuritiesIndexFund

VanguardSpecializedFunds VanguardDividendAppreciationIndexFund VanguardHealthCareFund VanguardPreciousMetalsFund

VanguardSTARFunds VanguardLifeStrategyConservativeGrowthFund VanguardLifeStrategyGrowthFund VanguardLifeStrategyIncomeFund VanguardLifeStrategyModerateGrowthFund VanguardTotalInternationalStockIndexFund

VanguardTax-ManagedFunds VanguardTax-ManagedBalancedFund

VanguardValleyForgeFunds
VanguardBalancedIndexFund

VanguardVariableInsuranceFunds TotalBondMarketIndexPortfolio

VanguardWellesleyIncomeFund

VanguardWellingtonFund

VanguardWhitehallFunds VanguardInternationalExplorerFund

VanguardWorldFund VanguardExtendedDurationTreasuryIndexFund VanguardInternationalGrowthFund

AGREEDTOasof___________________,2012BY:

JPMorganChaseBank

EachFundlistedonExhibit1

By: __________________________By:

Name: Title:	Name: Jean E. Drabick Title